                                AGA SERIES TRUST

                                 ANNUAL REPORT

                               DECEMBER 31, 1998

The information in this report is intended for informational purposes. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current prospectuses for AGA Series Trust and AGA Separate Account A. The prospectuses contain important information about American General Annuity Insurance Company and AGA Separate Account A. Please read the prospectuses carefully before investing.

                      (This page intentionally left blank)

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

     The following discussion of the 1998 performance of the Portfolios within AGA Series Trust supplements the financial statements and related notes found elsewhere in this report.

     The total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolios' performances reflect the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost.

     As with all money market funds, an investment in the State Street Global Advisors Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Although the Portfolio strives to maintain a stable net asset value of $1.00 per share, there can be no assurance that this objective will be met.

CREDIT SUISSE GROWTH AND INCOME PORTFOLIO
(formerly BEA Growth & Income Portfolio)

     The total return for 1998 was 14.2%, lagging the 28.6% and 8.7% of its benchmarks, the Standard and Poor's 500 Stock Index ("S&P 500 Index") and Lehman Aggregate Bond Index ("Lehman Aggregate"), respectively.

     Nineteen ninety-eight was a difficult year for active equity managers who seek to maintain broadly diversified portfolios because the performances of a few of the largest stocks in the S&P 500 Index were responsible for a disproportionate share of the overall market's gain. Notwithstanding that large-cap bias, the manager continued to concentrate holdings in mid-cap companies because he believes, based on long experience, that maintaining a diversified portfolio of mid-cap equities will provide better returns in the long run. Furthermore, the Portfolio suffered during the year because it was underweight in two of the market's strongest sectors, technology (especially Internet-related) and financial stocks.

     The strategy in the equity portion of the Portfolio involves top-down sector selection combined with bottom-up stock selection within sectors. The manager believes that three factors drove the bull market in 1998: increased corporate earnings, rising dividends, and improved P/E ratios. He does not believe that these factors can continue to produce favorable results, so he became more cautious in his stock selection and at mid year commenced changing the portfolio mix from 55% equities/45% debt securities to 45% equities/40% debt/15% cash at year end. The manager held the relatively-large cash position because he was wary of both the debt and equity markets.

     On the fixed-income side, 1998 was a very difficult year. Driven by financial instability in many of the world's markets, investors engaged in several classic "flight to quality" rallies that favored only the safest securities. As a result, yield spread was far wider than normal during most of the year, and U.S. Treasuries -- considered the world standard of creditworthiness -- significantly outperformed all other debt sectors. During the year, the fixed income manager maintained a slightly long average maturity and an overweight in mortgage holdings in an effort to attain yield. That overweight (and corresponding underweight in Treasuries) caused the fixed income portion of the Portfolio to slightly underperform the Lehman Aggregate.

CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

     In 1998 the International Equity Portfolio's total return was a negative 0.9%, significantly worse than the 20.0% return of its benchmark, the Morgan Stanley Composite Index -- Europe, Australia & Far East (EAFE).

     The poor performance has offset earlier superior performance, so that the Portfolio's inception-to-date return of 7.3% now lags the EAFE benchmark's 10.8%. The manager attributes the current disappointing performance to the same factors that produced the earlier success; i.e., overweight investment in emerging markets, principally Eastern and Central Europe. The performance during the year was driven by the Portfolio's overweight position in the poor-performing emerging markets (outside of Asia -- the manager anticipated the problems there and was largely out of that market before the crash). The problem was compounded by the corresponding underweight in core Europe, the strongest of the world's markets. The manager erred early in the year when he concluded that Asia's problems would not depress emerging markets elsewhere. He stuck to his basic strategy of overweighting investment in emerging markets because he believed that is where his expertise added the most value. Although the individual stocks owned did well within their respective markets, the flight of capital out of emerging markets everywhere was disastrous for the Portfolio. In short, the manager severely underestimated the systematic risk of straying so far from the EAFE weightings.

     In order to deal with the problems, in the second half of the year the Portfolio was conservatively restructured with weightings that are much closer to the EAFE. The emerging market exposure was reduced to less than 10% of the Portfolio, the Western European exposure was increased and the exposure in Japan was increased slightly. At year end the Portfolio was overweight in Western Europe but was still underweight in Japan (although by a smaller margin than earlier in the year). The manager is not optimistic about Japan, but believes it dangerous to be so far off the benchmark because he expects the market to move up very rapidly when it does turn. The manager intends to stick much closer to the EAFE weightings in the future, and so expects future performance to more closely parallel the benchmark.

ELITEVALUE PORTFOLIO
(formerly EliteValue Asset Allocation Portfolio)

     Although the EliteValue Portfolio objectives and policies permit the manager to invest in all asset categories, the manager has consistently kept it almost entirely invested in equities, a strategy that has generally proved very successful. The Portfolio consists of a relatively small number of stocks of companies the manager believes will show superior performance, and the turnover rate is very low. The manager continues to invest in a limited number of businesses that he feels are inherently worth more than their asking prices and that will generate excess cash flow that will enhance long-term value for the shareholders; i.e., the focus is on individual companies prospective long-term potential rather than on stock market fluctuations.

     The Portfolio's 1998 total return of 6.7% fell short of its benchmarks, the S&P 500 Index and the Lipper Flexible Portfolio Funds Index, which registered 28.6% and 16.5%, respectively. However, the inception-to-date return of 17.9% remained slightly above the marks. Performance suffered because the manager's value style of investing was generally out of favor in 1998. Additionally, the performance was hurt by weakness in stocks of companies doing business in international markets, and by the fact that the Portfolio's stock selection process lead the manager away from the technology and electric utility sectors, two of the strongest performing sectors in 1998.

     Among the Portfolio's largest holdings, McDonalds and Freddie Mac had great success. Major disappointments were Du Pont, Wells Fargo, and Boeing. Boeing continued to have difficulty dealing with its problems, but the manager believed that in the long run a well-managed Boeing would be a very strong performer and good investment. The manager sold Lockheed Martin, Tennoco and Monsanto and bought ITT, Excel, and Phillip Morris.

     The manager is disappointed in his current performance. Nevertheless, he still strives to attain his goal of a 12-15% return in the long run. He continues to hold a substantial cash position, as he is still wary of the market and hasn't found new names that he feels warrant heavy investment.

SALOMON U.S. GOVERNMENT SECURITIES PORTFOLIO

     The 1998 total return was 7.5%, lagging its benchmark, One-to-Ten Year Treasury Index by 1.0%. As noted above, 1998 was a very volatile year in fixed-income markets. The financial instability in many of the world's markets caused investors to seek only the safest securities. As a result, the total return on U.S. Treasuries -- considered the world standard of creditworthiness -- significantly outperformed all other debt sectors.

     It is generally difficult for a government bond portfolio to significantly outperform its index, so the manager maintained a slightly long maturity and an overweight position in mortgage securities in order to capture yield. It was that overweight (and corresponding underweight in Treasuries) that caused the Portfolio to underperform its benchmark.

     On January 6, 1999, Salomon Brothers Asset Management, Inc. notified the Adviser of the termination of its Sub-Advisory relationship as of March 8, 1999.

STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO
(formerly Global Advisors Growth Equity Portfolio)

     The Growth Equity Portfolio's 1998 return of 21.6% lagged the 28.6% of its benchmark, the S&P 500 Index. The Portfolio is an enhanced index fund, that is, one that tracks the S&P 500 Index by industry classification, but attempts to pick the best individual stocks within each industry.

     Performance suffered in 1998 from the fact that most of the positive benchmark performance resulted from strong performances by the very largest "mega-cap" stocks. The mid-cap sector, where most of the Portfolio's assets are concentrated, was left behind. Additionally, because of the Portfolio's small size, it held a relatively large cash position, a factor that hampered performance in a year of rising stock prices.

     State Street Global Advisors continues to try to improve performance by enhancing its computer model. Specifically, it has revised its industry classifications, and is now linking industries that show similar characteristics into 24 "clusters." It has also refined its method of following "lead analysts" for individual stocks and for entire industries. The management team believes that the modeling process must be constantly enhanced in order to stay ahead of the competition. That is, if all players in the market have the same analytical capacity, nobody can have an advantage.

STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO
(formerly Global Advisors Money Market Portfolio)

     The Money Market Portfolio's total return of 5.2% for 1998 exceeded its benchmark, the 91-day Treasury Auction Average Index, as it has generally done in recent periods. The Portfolio's small size and volatility (most purchases initially pass thorough the Portfolio during the "policy free look" period) make it difficult for the manager to make economic trades while maintaining sufficient diversity and liquidity.

VAN KAMPEN EMERGING GROWTH PORTFOLIO
(formerly Van Kampen American Capital Emerging Growth Portfolio)

     Capped off by its manager's "best quarter ever" in the fourth quarter, the Emerging Growth Portfolio's 1998 return of 37.4% more than doubled the Russell Mid-Cap Growth's 17.9% and nearly tripled the Lipper Mid-Cap Fund's 13.9%.

     During 1998 the performance was boosted by a heavy overweight position in the technology sector. Technologies comprised 40% of total assets at year end. Within that sector, Internet stocks such as AOL and Yahoo were particular successes. Additionally, heavy positions in "Internet infrastructure" names, such as Cisco and Network Solutions, also contributed favorably. During the year the manager increased (already-overweight) holdings in the strong health care and biotech sectors and bought selectively in electronic and specialty retailing. Holding nothing in the poor-performing energy sector also proved to be beneficial.

     The Portfolio continues to be structured in a defensive position, and the manager attributes a large part of his outperformance to the fact that the Portfolio has avoided any disasters. He believes that his long-term strategy of staying fully invested in stocks with positive fundamentals continues to be the right strategy. He still expects that a "snap back" in the valuations of small and mid-cap issues relative to the very large-cap issues that have led the market in recent quarters will ultimately benefit future performance.

PERFORMANCE GRAPHS

     The following graphs illustrate the performance of $10,000 invested in each of the portfolios in comparison to their respective benchmark returns. The charts assume investment at each portfolio's inception date and track performance though December 31, 1998.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  Growth and Income Portfolio        14.16     17.89
  S&P 500 Index                      28.58     29.03
  Lehman Aggregate                    8.69      7.86
  S&P 500/Lehman                     18.63     18.45

             DECEMBER 31, 1998 FUND FACTS
  --------------------------------------------------
  Date of Inception                     10/20/95
  Net Assets ($000)                     $16,713
  Net Asset Value per Share             $ 13.89
  Manager                            Credit Suisse
                                    Asset Management

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. Neither the S&P 500 Index nor the Lehman Aggregate, nor its composite include any expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  International Equity Portfolio     (0.86)     7.27
  Morgan Stanley -- EAFE             20.00     10.82

              DECEMBER 31, 1998 FUND FACTS
  -----------------------------------------------------
  Date of Inception                      10/20/95
  Net Assets ($000)                       $5,996
  Net Asset Value per Share               $10.23
  Manager                           Credit Suisse Asset
                                     Management, Ltd.

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The Morgan Stanley Composite Index -- EAFE does not include any expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  EliteValue Portfolio                6.72     17.86
  S&P 500 Index                      28.58     16.27
  Lipper Flex                        16.52     16.27

             DECEMBER 31, 1998 FUND FACTS
  ---------------------------------------------------
  Date of Inception                        1/2/96
  Net Assets                              $20,620
  Net Asset Value per Share               $ 14.95
  Manager                              OpCap Advisors

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The S&P 500 Index does not include any fund expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                      YEAR   INCEPTION
  ----------------------------------------------------
  U.S. Government Securities          7.49     6.79
    Portfolio
  Treasury 1 to 10 Yr. Index          8.49     7.38

              DECEMBER 31, 1998 FUND FACTS
  ----------------------------------------------------
  Date of Inception                     2/6/96
  Net Assets                            $8,679
  Net Asset Value per Share             $10.23
  Manager                          Salomon Brothers
                                Asset Management, Inc.

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The Treasury 1-to-10 Year Index does not include any fund expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  Growth Equity Portfolio            21.60     24.74
  S&P 500 Index                      28.58     28.33

              DECEMBER 31, 1998 FUND FACTS
  ----------------------------------------------------
  Date of Inception                       10/20/95
  Net Assets                               $15,500
  Net Asset Value per Share                $ 16.57
  Manager                               State Street
                                       Global Advisors

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The S&P 500 Stock Index does not include any fund expenses.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                      YEAR   INCEPTION
  ----------------------------------------------------
  Money Market Portfolio              5.23     5.30
  91-day Treasury Index               4.88     5.09

              DECEMBER 31, 1998 FUND FACTS
  ----------------------------------------------------
  Date of Inception                       10/10/95
  Net Assets                               $9,254
  Net Asset Value per Share                $ 1.00
  Manager                               State Street
                                       Global Advisors

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The 91-day Treasury Index does not include any expenses.

  As with all money market funds, an investment in the Global Advisors The Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Although the Portfolio strives to maintain a stable net asset value of $1.00 per share, there can be no assurance that this objective will be met.

                                    [GRAPH]

              AVERAGE ANNUAL TOTAL RETURN*
  ----------------------------------------------------
                                      ONE      SINCE
                                     YEAR    INCEPTION
  ----------------------------------------------------
  Emerging Growth Portfolio          37.43     25.38
  Russell Mid Cap Growth             17.86     19.81
  Lipper Mid Cap                     13.92     16.49

              DECEMBER 31, 1998 FUND FACTS
  ----------------------------------------------------
  Date of Inception                     1/2/96
  Net Assets                           $11,674
  Net Asset Value per Share            $ 19.05
  Manager                             Van Kampen
                                Asset Management Inc.

* The portfolio total returns reported are net of portfolio operating expenses but do not reflect any insurance or administrative charges that apply to the separate account. Furthermore, the portfolio's performance reflects the absorption of certain fund expenses by American General Annuity Insurance Company. Had these expenses not been absorbed, the total returns would have been lower. Performance data represent past performance and neither guarantee nor predict future results. The investment return and accumulation value of the portfolios will fluctuate, and the redemption value may be higher or lower than an investor's original cost. The Russell Mid Cap Growth does not include any expenses.

                                AGA SERIES TRUST

                              FINANCIAL SCHEDULES

                               DECEMBER 31, 1998

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES        VALUE
--------------------                                          ----------   -----------
COMMON STOCKS -- 45.7%
  AIR TRAVEL -- 0.9%
     AMR Corporation(a).....................................       2,500   $   148,438
                                                                           -----------
  BROADCASTING -- 2.8%
     Fox Entertainment Group Incorporated(a)................      10,000       251,875
     MediaOne Group Incorporated............................       4,500       211,500
                                                                           -----------
                                                                               463,375
                                                                           -----------
  BUSINESS SERVICES -- 1.7%
     Automatic Data Processing Incorporated.................       3,500       280,656
                                                                           -----------
  CHEMICALS -- 3.1%
     Monsanto Company.......................................       6,000       285,000
     Scotts Company(a)......................................       6,000       230,625
                                                                           -----------
                                                                               515,625
                                                                           -----------
  COMMUNICATION SERVICES -- 1.3%
     AirTouch Communications Incorporated(a)................       3,000       216,375
                                                                           -----------
  COMPUTERS & BUSINESS EQUIPMENT -- 3.7%
     DST Systems Incorporated(a)............................       2,000       114,125
     Sun Microsystems Incorporated(a).......................       3,000       256,875
     Symbol Technologies Incorporated.......................       4,000       255,750
                                                                           -----------
                                                                               626,750
                                                                           -----------
  CONTAINERS & GLASS -- 1.1%
     Owens Illinois Incorporated(a).........................       6,000       183,750
                                                                           -----------
  DRUGS & HEALTH CARE -- 3.3%
     Pharmacia & Upjohn Incorporated........................       3,000       169,875
     SmithKline Beecham PLC ADR.............................       3,000       208,500
     Warner-Lambert Company.................................       2,400       180,450
                                                                           -----------
                                                                               558,825
                                                                           -----------
  ELECTRIC UTILITIES -- 1.2%
     Public Service Enterprise Group........................       5,000       200,000
                                                                           -----------
  ELECTRICAL EQUIPMENT -- 1.1%
     Emerson Electric Company...............................       3,000       181,500
                                                                           -----------
  FINANCE & BANKING -- 0.1%
     Citigroup Incorporated.................................         250        13,250
                                                                           -----------
  FOOD & BEVERAGES -- 2.8%
     Hershey Foods Corporation..............................       2,500       155,469
     Sysco Corporation......................................       5,000       137,187
     Wrigley (WM) Jr. Company...............................       2,000       179,125
                                                                           -----------
                                                                               471,781
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES        VALUE
--------------------                                          ----------   -----------
COMMON STOCKS -- (CONTINUED)
  INDUSTRIAL MACHINERY -- 1.8%
     Tyco International Limited.............................       4,000   $   301,750
                                                                           -----------
  INSURANCE -- 2.4%
     American International Group Incorporated..............       2,500       241,563
     CNA Financial Corporation(a)...........................       4,000       161,000
                                                                           -----------
                                                                               402,563
                                                                           -----------
  INTERNATIONAL OIL -- 1.3%
     Exxon Corporation......................................       3,000       219,375
                                                                           -----------
  MANUFACTURING -- 2.0%
     General Electric Company...............................       1,600       163,300
     Illinois Tool Works Incorporated.......................       3,000       174,000
                                                                           -----------
                                                                               337,300
                                                                           -----------
  MULTIMEDIA -- 2.5%
     Media General Incorporated.............................       4,000       212,000
     Time Warner Incorporated...............................       3,400       211,012
                                                                           -----------
                                                                               423,012
                                                                           -----------
  PUBLISHING -- 0.7%
     Hollinger International Incorporated...................       8,000       111,500
                                                                           -----------
  REAL ESTATE -- 0.4%
     TriNet Corporate Realty Trust Incorporated.............       2,500        66,875
                                                                           -----------
  RETAIL TRADE -- 1.2%
     Costco Companies Incorporated(a).......................       2,800       202,125
                                                                           -----------
  SOFTWARE -- 2.1%
     Microsoft Corporation(a)...............................       2,500       346,719
                                                                           -----------
  TELECOMMUNICATIONS -- 6.1%
     AT&T Corporation.......................................       6,000       451,500
     COMSAT Corporation.....................................       5,000       180,000
     MCI WorldCom Incorporated(a)...........................       3,000       215,250
     Teligent Incorporated(a)...............................       6,000       172,500
                                                                           -----------
                                                                             1,019,250
                                                                           -----------
  TRANSPORTATION -- 2.1%
     FDX Corporation(a).....................................       2,500       222,500
     Norfolk Southern Corporation...........................       4,000       126,750
                                                                           -----------
                                                                               349,250
                                                                           -----------
          TOTAL COMMON STOCKS -- (Cost $6,073,582)..........                 7,640,044
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES        VALUE
--------------------                                          ----------   -----------
PREFERRED STOCK -- 0.4%
  FINANCE & BANKING -- 0.3%
     California Federal Preferred Capital Corporation.......       1,075   $    27,211
     NB Capital Corporation.................................         800        20,850
                                                                           -----------
                                                                                48,061
                                                                           -----------
  FINANCIAL SERVICES -- 0.1%
     Lehman Brothers Holdings Incorporated..................         310        13,640
                                                                           -----------
          TOTAL PREFERRED STOCK -- (Cost $64,063)...........                    61,701
                                                                           -----------

                                                              PRINCIPAL
                                                                AMOUNT
                                                              ----------
MUNICIPALS -- 0.8%
     Florida State Board of Education
       4.75%, 06/01/2023....................................  $   10,000         9,732
     Illinois State
       4.75%, 06/01/2023....................................      15,000        14,474
     Massachusetts Bay Transport Authority
       4.75%, 03/01/2021....................................      10,000         9,487
     Massachusetts Water Resources Authority
       4.75%, 08/01/2027....................................      10,000         9,419
     Metropolitan Transportation Authority
       4.75%, 04/01/2028....................................      15,000        14,337
     Municipal Electric Authority
       5.00%, 01/01/2026....................................      30,000        29,563
     Nevada State
       4.75%, 05/15/2026....................................      25,000        23,821
     New York City Municipal Water Finance Authority
       4.75%, 06/15/2025....................................      10,000         9,578
     Ohio State Turnpike Commission
       4.75%, 02/15/2028....................................      10,000         9,693
     Triborough Bridge & Tunnel Authority
       4.75%, 01/01/2024....................................      10,000         9,618
                                                                           -----------
          TOTAL MUNICIPALS -- (Cost $137,562)...............                   139,722
                                                                           -----------
CORPORATE BONDS -- 7.8%
  AIR TRAVEL -- 0.5%
     Continental Airlines Incorporated
       9.50%, 12/15/2001....................................      20,000        20,900
     Northwest Airlines Incorporated
       7.63%, 03/15/2005....................................      40,000        37,918
     U. S. Air Incorporated
       9.63%, 02/01/2001....................................      25,000        25,931
                                                                           -----------
                                                                                84,749
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
CORPORATE BONDS -- (CONTINUED)
  BROADCASTING -- 0.5%
     Belo (A.H.) Corporation
       6.88%, 06/01/2002....................................  $   20,000   $    20,495
     Fox Liberty Networks LLC
       8.88%, 08/15/2007....................................      30,000        30,600
     Tele-Communications Incorporated
       6.34%, 02/01/2002....................................      15,000        15,364
     Turner Broadcasting Systems Incorporated
       7.40%, 02/01/2004....................................      25,000        26,809
                                                                           -----------
                                                                                93,268
                                                                           -----------
  COMPUTERS & BUSINESS EQUIPMENT -- 0.2%
     Seagate Technology Incorporated 7.45%, 03/01/2037......      30,000        29,066
                                                                           -----------
  DRUGS & HEALTH CARE -- 0.7%
     Columbia/HCA Healthcare Corporation 8.36%,
      04/15/2024............................................      30,000        31,352
     Merck & Company Incorporated 5.76%, 05/03/2037.........      80,000        83,407
                                                                           -----------
                                                                               114,759
                                                                           -----------
  ELECTRIC UTILITIES -- 0.7%
     Beaver Valley II Funding Corporation 9.00%,
      06/01/2017............................................      30,000        34,614
     Connecticut Light & Power Company 7.75%, 06/01/2002....      10,000        10,322
       7.88%, 10/01/2024....................................      10,000        10,374
     Niagara Mohawk Power Corporation 8.75%, 04/01/2022.....      20,000        21,810
     North Atlantic Energy Corporation 9.05%, 06/01/2002....      19,000        19,741
     Texas Electrical Capital 8.18%, 01/30/2037.............      20,000        22,363
                                                                           -----------
                                                                               119,224
                                                                           -----------
  FINANCE & BANKING -- 1.8%
     AT&T Capital Corporation 6.41%, 08/13/1999.............      10,000        10,046
       6.48%, 12/03/1999....................................      25,000        25,277
       6.47%, 12/03/2099....................................      15,000        15,107
     Bay View Capital Corporation 9.13%, 08/15/2007.........      15,000        14,475
     Bellsouth Capital Funding Corporation 6.04%,
      11/15/2026............................................      80,000        83,252

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
CORPORATE BONDS -- (CONTINUED)
     Chase Manhattan Corporation 6.38%, 04/01/2008..........  $   20,000   $    20,700
       6.75%, 09/15/2006....................................      20,000        21,165
     Citicorp 6.38%, 11/15/2008.............................      30,000        31,122
     Compagnie Financiere de Paribas 6.95%, 07/22/2013......      30,000        29,226
     First Republic Bank 7.75%, 09/15/2012..................      10,000         9,784
     National Westminster Bancorporation 9.38%,
      11/15/2003............................................      10,000        11,460
     The Money Store Trust 6.04%, 08/15/2017................      25,000        25,013
                                                                           -----------
                                                                               296,627
                                                                           -----------
  HOTELS & RESTAURANTS -- 0.1%
     Hilton Hotels Corporation 7.95%, 04/15/2007............      20,000        20,723
  INDUSTRIALS -- 0.6%
     CSC Holdings Incorporated 7.88%, 12/15/2007............      20,000        20,732
     Dresser Industries Incorporated
       7.60%, 08/15/2096....................................      30,000        35,379
     Ford Motor Company
       6.63%, 10/01/2028....................................      40,000        41,155
                                                                           -----------
                                                                                97,266
                                                                           -----------
  LEISURE TIME -- 0.8%
     Time Warner Incorporated
       6.85%, 01/15/2026....................................      55,000        56,781
       8.05%, 01/15/2016....................................      25,000        29,225
       9.13%, 01/15/2013....................................      35,000        44,308
                                                                           -----------
                                                                               130,314
                                                                           -----------
  MINING -- 0.1%
     Southern Coal & Iron Corporation
       6.27%, 03/25/2019....................................      25,000        25,139
                                                                           -----------
  PETROLEUM SERVICES -- 0.2%
     Petroleum Geo-Services
       7.13%, 03/30/2028....................................      30,000        28,032
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
CORPORATE BONDS -- (CONTINUED)
  TELECOMMUNICATIONS -- 1.4%
     Diamond Cable Communications PLC
       10.75%, 02/15/2007...................................  $   10,000   $     7,100
     GTE Corporation
       6.84%, 04/15/2018....................................      25,000        26,659
       6.94%, 04/15/2028....................................      40,000        43,442
     MCI Communications Corporation
       6.13%, 04/15/2002....................................      15,000        15,240
     Nextel Communications Incorporated
       9.75%, 08/15/2004....................................      35,000        33,950
     Paging Network Incorporated
       10.13%, 08/01/2007...................................      10,000         9,650
     TCI Communications Financing III
       9.65%, 03/31/2027....................................      20,000        24,697
     WorldCom Incorporated
       6.95%, 08/15/2028....................................      40,000        43,011
       8.88%, 01/15/2006....................................      30,000        32,681
                                                                           -----------
                                                                               236,430
                                                                           -----------
  TRANSPORTATION -- 0.2%
     Norfolk Southern Corporation
       7.05%, 05/01/2037....................................      35,000        37,864
                                                                           -----------
          TOTAL CORPORATE BONDS -- (Cost $1,286,095)........                 1,313,461
                                                                           -----------
FOREIGN CORPORATE BONDS -- 0.9%
  FINANCE & BANKING -- 0.6%
     Credit Lyonnais
       6.56%, 09/19/2049....................................      40,000        33,300
     Fuji Finance Caymon Limited
       7.30%, 03/29/2049....................................      20,000        13,425
       6.55%, 08/29/2049....................................      50,000        32,562
     Sparbanken Sverige
       7.50%, 11/29/2049....................................      10,000        10,013
                                                                           -----------
                                                                                89,300
                                                                           -----------
  FINANCIAL SERVICES -- 0.1%
     Auxiliaire Credit Foncier
       5.00%, 10/18/2002....................................      10,000         9,588
       5.28%, 09/25/2002....................................      10,000         9,484
                                                                           -----------
                                                                                19,072
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
FOREIGN CORPORATE BONDS -- (CONTINUED)
  INDUSTRIALS -- 0.2%
     Osuuspankkien Kesk
       5.74%, 09/29/2049....................................  $   20,000   $    19,000
     YPF SA
       8.00%, 02/15/2004....................................      20,000        19,100
                                                                           -----------
                                                                                38,100
                                                                           -----------
  TRANSPORTATION -- 0.0%
     TFM, Sa De Cv
       11.75%, 06/15/2009...................................      10,000         4,650
                                                                           -----------
          TOTAL FOREIGN CORPORATE BONDS -- (Cost
            $161,811).......................................                   151,122
                                                                           -----------
FOREIGN GOVERNMENT BONDS -- 1.2%
     Government of Poland
       5.00%, 10/27/2014....................................     110,000       102,438
       5.00%, 10/27/2014....................................      20,000        18,626
     Republic of Argentina
       9.16%, 04/10/2005....................................      25,000        22,500
     Republic of Brazil
       6.13%, 04/15/2006....................................       9,600         6,204
     Republic of Colombia
       12.24%, 08/13/2005...................................      35,000        32,025
     Republic of Venezuela
       9.25%, 09/15/2027....................................      30,000        17,732
                                                                           -----------
          TOTAL FOREIGN GOVERNMENT BONDS -- (Cost
            $193,419).......................................                   199,525
                                                                           -----------
ASSET-BACKED SECURITIES -- 2.1%
  FINANCE & BANKING -- 1.5%
     Contimortgage Home Equity Loan Trust
       Series 1998-CF1, Class A5, 6.43%, 04/15/2016.........      15,000        15,169
       Series 1996-4, Class A8, 7.22%, 01/15/2028...........      10,000        10,203
     GMAC Commercial Mortgage Security Incorporated
       Series 1997-C1, Class A2, 6.85%, 09/15/2006..........      10,000        10,563
     Green Tree Financial Corporation
       Series 1998-4, Class A3, 5.98%, 08/01/2008...........      40,000        40,096
       Series 1998-C, Class A2, 6.03%, 07/15/2029...........      75,000        75,163
       Series 1997-6, Class A3, 6.32%, 01/15/2029...........       9,339         9,374
       Series 1997-3, Class A3, 6.73%, 07/15/2028...........      55,000        55,446

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
ASSET-BACKED SECURITIES -- (CONTINUED)
     IMC Home Equity Loan Trust
       Series 1998-3, Class A3, 6.16%, 05/20/2014...........  $   15,000   $    15,034
     New Century Home Equity Loan Trust
       Series 1997-6, Class A4, 6.73%, 07/25/2022...........      10,000         9,760
     UCFC Loan Trust
       Series 1996-B, Class A7, 8.20%, 11/15/2027...........      10,000        10,701
                                                                           -----------
                                                                               251,509
                                                                           -----------
  FINANCIAL SERVICES -- 0.6%
     First USA Credit Card Master Trust
       Series 1997-6, Class A, 6.42%, 03/17/2005............      45,000        46,350
     Green Tree Recreational Equipment
       Series 1998-B, Class A3, 6.05%, 10/15/2010...........      20,000        20,258
     K Mart Corporation
       Series 1995-K, 8.54%, 01/02/2015.....................      14,746        14,987
     Nationscredit Grantor Trust
       Series 1996-1, Class A, 5.85%, 09/15/2011............      10,604        10,613
     Structured Asset Securities Corporation
       Series 1996-CFL, Class A1C, 5.944%, 02/25/2028.......       2,728         2,725
                                                                           -----------
                                                                                94,933
                                                                           -----------
          TOTAL ASSET-BACKED SECURITIES -- (Cost
            $345,700).......................................                   346,442
                                                                           -----------
U.S. GOVERNMENT AND AGENCY SECURITIES -- 28.0%
  FEDERAL AGENCIES -- 17.0%
     Federal National Mortgage Association
       0.00%, 02/25/2023....................................      25,000        20,939
       6.00%, 12/01/TBA.....................................     275,000       275,688
       6.00%, 12/01/TBA.....................................     130,000       128,293
       6.00%, 12/01/TBA.....................................   1,000,000       986,870
       6.50%, 12/01/TBA.....................................     325,000       327,132
       6.50%, 12/01/TBA.....................................     135,000       136,898
       8.00%, 12/01/TBA.....................................     565,000       585,125
     Government National Mortgage Association
       6.50%, 12/15/TBA.....................................     345,000       348,450
     Tennessee Valley Authority
       5.88%, 04/01/2036....................................      20,000        21,223
                                                                           -----------
                                                                             2,830,618
                                                                           -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                    CREDIT SUISSE GROWTH & INCOME PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT        VALUE
--------------------                                          ----------   -----------
GOVERNMENT AND AGENCY SECURITIES -- (CONTINUED)
  U.S. GOVERNMENT -- 11.0%
     United States Treasury Bills
       3.82%, 01/07/1999....................................  $   10,000   $     9,994
     United States Treasury Bonds
       6.88%, 08/15/2025....................................     270,000       327,248
     United States Treasury Notes
       6.25%, 06/30/2002....................................   1,310,000     1,375,094
       6.25%, 02/15/2007....................................     120,000       131,624
                                                                           -----------
                                                                             1,843,960
                                                                           -----------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES --
            (Cost $4,649,510)...............................                 4,674,578
                                                                           -----------
REPURCHASE AGREEMENT -- 28.6%
(Cost $4,784,000)
     State Street Bank and Trust Company, 3.25% dated
      12/31/1998, to be repurchased at $4,785,728 on
      01/04/1999, collateralized by a $4,670,000 par value
      U.S. Treasury Note, 6.625% due 06/30/2001, with a
      value of $4,880,150...................................   4,784,000     4,784,000
                                                                           -----------
TOTAL INVESTMENTS -- (COST $17,695,742*) -- 115.5%..........                19,310,595
                                                                           -----------
OTHER ASSETS LESS LIABILITIES -- (15.5)%....................                (2,597,469)
                                                                           -----------
NET ASSETS -- 100.0%........................................               $16,713,126
                                                                           ===========

SCHEDULE OF OPEN FUTURES CONTRACTS AT DECEMBER 31, 1998

 NUMBER
   OF                               CONTRACT                            TOTAL CONTRACT   UNREALIZED
CONTRACTS                         DESCRIPTION                               VALUE        GAIN (LOSS)
---------                         -----------                           --------------   -----------
    3      U.S. Treasury 5 Year Note March 1999 (long)...............     $ 340,031        $(1,909)
    1      U.S. Treasury Bond March 1999 (long)......................       127,781             49
    3      U.S. Treasury 10 Year Note March 1999 (short).............      (357,469)        (1,237)
                                                                                           -------
                                                                                           $(3,097)
                                                                                           =======

---------------

(a) Non-income producing security
ADR -- American Depository Receipt
TBA -- To Be Announced

* Aggregate cost for Federal tax purposes is $17,700,610. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,748,661 and $138,773, respectively, resulting in net unrealized appreciation of $1,609,888.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
COMMON STOCKS -- 89.2%
  BRAZIL -- 1.5%
     Companhia Paranaense De Energia-Copel..................    12,300    $   87,637
                                                                          ----------
  CANADA -- 0.6%
     Rogers Communications Incorporated(a)..................     4,000        35,721
                                                                          ----------
  CHILE -- 1.0%
     Five Arrows Chile Investment Trust Limited.............    20,000        35,680
     Genesis Chile Fund.....................................     1,000        24,750
                                                                          ----------
                                                                              60,430
                                                                          ----------
  CROATIA -- 0.3%
     Pliva D.D. GDR.........................................     1,000        16,350
                                                                          ----------
  CZECH REPUBLIC -- 0.7%
     Ateso AS...............................................     2,000        19,990
     Deza Valasske Mezirici AS..............................     1,000        17,825
     Galena AS..............................................       600         6,317
                                                                          ----------
                                                                              44,132
                                                                          ----------
  DENMARK -- 1.2%
     ISS International Service System A/S...................     1,114        72,466
                                                                          ----------
  FRANCE -- 10.9%
     Alcatel Alsthom SA.....................................       417        51,016
     AXA SA.................................................       605        87,650
     Carrefour SA...........................................       105        79,234
     Cofinec GDR(a).........................................     3,000        17,850
     Lafarge SA.............................................       720        68,381
     Rhodia SA(a)...........................................     2,229        33,888
     Rhone-Poulenc (India) Limited..........................     1,558        80,143
     Societe BIC SA.........................................       673        37,315
     Total SA...............................................       544        55,071
     Valeo SA...............................................       739        58,211
     Vivendi................................................       325        84,287
                                                                          ----------
                                                                             653,046
                                                                          ----------
  GERMANY -- 5.3%
     Bayerische Motoren Werke (BMW)(a)......................        16        11,857
     Bayerische Motoren Werke AG............................        69        53,532
     Dresdner Bank AG.......................................       856        35,954
     Mannesmann AG..........................................       682        78,160
     Preussag AG............................................       181        81,779
     Viag AG................................................       100        58,622
                                                                          ----------
                                                                             319,904
                                                                          ----------
  HONG KONG -- 0.6%
     Hong Kong Telecommunications Limited...................     5,000         8,744

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
COMMON STOCKS -- (CONTINUED)
     Hutchison Whampoa Limited..............................     2,000    $   14,069
     Jardine Strategic Holdings Limited.....................     3,000         4,350
     Wing Hang Bank Limited.................................     2,500         6,228
                                                                          ----------
                                                                              33,391
                                                                          ----------
  HUNGARY -- 0.5%
     BorsodChem GDR.........................................       170         4,412
     Matav RT...............................................       320         9,540
     MOL Magyar Olaj-es Gazipari GDR........................       600        16,500
                                                                          ----------
                                                                              30,452
                                                                          ----------
  INDIA -- 1.3%
     India Fund.............................................    12,000        75,750
                                                                          ----------
  ISRAEL -- 0.4%
     Electric Fuel Corporation(a)...........................     2,500         6,875
     Koor Industries Limited ADR............................     1,500        26,156
                                                                          ----------
                                                                              33,031
                                                                          ----------
  ITALY -- 6.3%
     Assicurazioni Generali SPA.............................     2,013        84,005
     Banco Intesa SPA.......................................    12,425        74,507
     Ente Nazionale Idrocarburi SPA.........................     9,350        61,072
     Telecom Italia Mobile (TIM) SPA........................    11,719        86,469
     Telecom Italia SPA.....................................     8,650        73,764
                                                                          ----------
                                                                             379,817
                                                                          ----------
  JAPAN -- 17.8%
     Acom Company Limited...................................     1,000        64,219
     Advantest..............................................       100         6,333
     Amada Company..........................................     3,000        14,516
     Bank of Tokyo Mitsubishi Limited.......................     3,000        31,048
     Banyu Pharmaceutical Company...........................     2,000        37,152
     Canon Incorporated.....................................     3,000        64,087
     Daiwa Securities.......................................    13,000        44,387
     East Japan Railway.....................................         6        33,490
     Eisai Company..........................................     1,500        29,191
     FamilyMart Company Limited.............................     1,000        49,889
     Fanuc..................................................     1,000        34,233
     Honda Motor Company....................................     1,000        32,817
     Japan Airport Terminal.................................     2,000        12,295
     Japan Tobacco Incorporated.............................         5        49,978
     Maeda Road Construction................................     2,000        13,428
     Mitsubishi Heavy Industries............................     5,000        19,460
     NEC Corporation........................................     4,000        36,798
     Nippon Telegraph & Telephone...........................         9        69,420

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
COMMON STOCKS -- (CONTINUED)
     Nitto Denko Corporation................................     2,000    $   33,260
     Olympus Optical Company Limited........................     6,000        68,943
     Santen Pharmaceutical Company..........................     1,210        23,226
     Sanwa Bank Limited.....................................     2,000        15,409
     Sony Corporation.......................................     1,000        72,800
     Sumitomo Osaka Cement Company Limited..................     7,000        13,065
     Takefuji Corporation...................................     1,200        87,572
     Terumo Corporation.....................................     2,000        47,059
     Toyota Motor Corporation...............................     2,000        54,312
                                                                          ----------
                                                                           1,058,387
                                                                          ----------
  KOREA -- 0.1%
     Pohang Iron & Steel Company Limited....................       500         8,438
                                                                          ----------
  MALAYSIA -- 0.2%
     YTL Corporation Berhad.................................     8,000        10,400
                                                                          ----------
  NETHERLANDS -- 6.4%
     ING Groep NV...........................................     1,100        67,041
     Laurus NV..............................................     2,185        55,128
     Oce NV.................................................     1,610        57,846
     Philips Electronics NV.................................     1,010        67,738
     TNT Post Group NV......................................     3,130       100,796
     Vendex NV..............................................     1,550        37,622
                                                                          ----------
                                                                             386,171
                                                                          ----------
  NEW ZEALAND -- 0.2%
     Telecom Corporation of New Zealand.....................     6,000        13,829
                                                                          ----------
  PERU -- 0.6%
     Telefonica del Peru ADR................................     3,000        38,062
                                                                          ----------
  PHILIPPINES -- 0.2%
     SM Prime Holdings......................................    55,000        10,463
                                                                          ----------
  POLAND -- 0.8%
     Elektrim Spolka Akcyjan SA.............................     4,250        46,011
                                                                          ----------
  PORTUGAL -- 1.0%
     EDP-Electricidade de Portugal SA.......................     2,826        62,248
                                                                          ----------
  SINGAPORE -- 0.2%
     Singapore Technologies Engineering Limited.............    12,045        11,235
                                                                          ----------
  SLOVAKIA -- 0.2%
     Vychodoslovenske Zeleziarne AS.........................     2,000         9,508
                                                                          ----------
  SPAIN -- 2.4%
     Banco Bilbao Vizcaya SA................................     4,539        71,062

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
COMMON STOCKS -- (CONTINUED)
     Telefonica de Espana...................................     1,606    $   71,305
                                                                          ----------
                                                                             142,367
                                                                          ----------
  SWEDEN -- 1.7%
     Atlas Copco AB.........................................     1,865        40,400
     Electrolux AB..........................................     3,595        61,725
                                                                          ----------
                                                                             102,125
                                                                          ----------
  SWITZERLAND -- 6.7%
     Nestle SA..............................................        34        74,004
     Novartis AG............................................        39        76,654
     Roche Holdings AG......................................         8        97,605
     SchweizerischeRueckversicherungs-Gesellschaft..........        29        75,598
     Zurich Allied AG(a)....................................       106        78,476
                                                                          ----------
                                                                             402,337
                                                                          ----------
  THAILAND -- 0.2%
     Electricity Generating Public Company Limited..........     5,000        13,549
                                                                          ----------
  TURKEY -- 0.5%
     Turkish Investment Fund Incorporated...................     7,000        30,625
                                                                          ----------
  UNITED KINGDOM -- 19.4%
     Asda Group PLC.........................................    29,000        77,812
     BAA PLC................................................     6,400        75,175
     BG PLC.................................................    10,700        68,797
     Boots Company PLC......................................     4,655        79,581
     British Telecom PLC....................................     4,880        73,861
     CGU PLC................................................     5,090        80,253
     Compass Group PLC......................................     6,520        74,418
     GKN PLC................................................     5,900        78,418
     Granada Group PLC......................................     4,650        81,504
     Lloyds TSB Group PLC...................................     5,600        79,734
     Pearson PLC............................................     4,100        81,527
     Shell Transport & Trading Company......................    12,150        74,689
     SmithKline Beecham PLC.................................     5,600        77,612
     Unilever PLC...........................................     7,200        80,984
     Vodafone Group PLC.....................................     4,850        78,806
                                                                          ----------
                                                                           1,163,171
                                                                          ----------
TOTAL COMMON STOCKS -- (Cost $5,065,292)....................               5,351,053
                                                                          ----------
RIGHTS -- 0.0%
(Cost $990)
  SPAIN -- 0.0%
     Telefonica SA(a).......................................     1,606         1,424
                                                                          ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                           SHARES       VALUE
--------------------                                           ------     ----------
WARRANTS -- 0.9%
  AUSTRALIA -- 0.2%
     BT Australian Equity Management Limited(a).............     3,000    $   11,048
                                                                          ----------
  FRANCE -- 0.0%
     Vivendi(a).............................................       175           454
                                                                          ----------
  JAPAN -- 0.7%
     Fleming Japan Investor(a)..............................    60,000           748
     Schroder Japan Growth Fund(a)..........................   175,000        42,158
                                                                          ----------
                                                                              42,906
                                                                          ----------
TOTAL WARRANTS -- (Cost $184,325)...........................                  54,408
                                                                          ----------
PREFERRED STOCK -- 1.4%
(Cost $57,195)
  GERMANY -- 1.4%
     Henkel KGaA............................................       897        80,195

                                                              PRINCIPAL
                                                               AMOUNT
                                                              --------
REPURCHASE AGREEMENT -- 8.8%
(Cost $529,000)
  State Street Bank and Trust Company, 2.00% dated
     12/31/1998, to be repurchased at $529,118 on
     01/04/1999, collateralized by a $370,000 par value U.S.
     Treasury Note, 9.25% due 02/15/2016, with a value of
     $544,420...............................................  $529,000       529,000
                                                                          ----------
TOTAL INVESTMENTS -- (COST $5,836,802*) -- 100.3%...........               6,016,080
                                                                          ----------
OTHER ASSETS LESS LIABILITIES -- (0.3)%.....................                 (20,122)
                                                                          ----------
NET ASSETS -- 100.0%........................................              $5,995,958
                                                                          ==========

(a) Non-income producing security
GDR -- Global Depository Receipt
ADR -- American Depository Receipt

* Aggregate cost for Federal tax purposes is $5,868,942. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $825,786 and $678,648, respectively, resulting in net unrealized appreciation of $147,138.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                               PERCENT OF
INDUSTRY                                                       NET ASSETS
--------                                                       ----------
Appliances..................................................       1.0%
Auto Parts..................................................       0.3
Automobiles.................................................       2.5
Banks.......................................................       6.6
Broadcasting................................................       0.6
Business Services...........................................       7.0
Chemicals...................................................       2.3
Conglomerates...............................................       2.8
Construction Materials......................................       1.6
Construction & Mining Equipment.............................       0.7
Drugs & Health Care.........................................       8.2
Electric Utilities..........................................       2.7
Electrical Equipment........................................       1.4
Electronics.................................................       1.4
Financial Services..........................................       6.0
Food & Beverages............................................       3.3
Household Appliances & Home Furnishings.....................       2.3
Industrial Machinery........................................       2.8
Insurance...................................................       6.8
Leisure Time................................................       1.6
Mutual Funds................................................       2.4
Office Furnishings & Supplies...............................       2.7
Oil & Gas...................................................       1.3
Petroleum Services..........................................       3.3
Photography.................................................       1.1
Publishing..................................................       1.4
Railroads & Equipment.......................................       0.6
Real Estate.................................................       0.2
Retail Trade................................................       6.3
Steel.......................................................       0.3
Telecommunications..........................................      10.0
                                                                 -----
  TOTAL INVESTMENTS BY INDUSTRY CLASSIFICATION..............      91.5
Repurchase Agreement........................................       8.8
                                                                 -----
  TOTAL INVESTMENTS.........................................     100.3%
                                                                 =====

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                              ELITEVALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES     VALUE
--------------------                                          ------   ----------
COMMON STOCKS -- 76.8%
  AEROSPACE -- 3.3%
     Allied Signal Incorporated.............................   2,300   $  101,919
     Boeing Company.........................................  17,600      574,200
                                                                       ----------
                                                                          676,119
                                                                       ----------
  AIR TRAVEL -- 1.8%
     UAL Corporation(a).....................................   6,200      370,063
                                                                       ----------
  BANKS -- 4.0%
     BankBoston Corporation.................................  10,000      389,375
     M & T Bank Corporation.................................     850      441,097
                                                                       ----------
                                                                          830,472
                                                                       ----------
  BROADCASTING & CABLE -- 1.9%
     News Corporation Limited ADR...........................  16,000      395,000
                                                                       ----------
  CHEMICALS -- 6.6%
     Dow Chemical Company...................................   2,900      263,719
     Du Pont (E.I.) de Nemours & Company....................  11,600      615,525
     Hercules Incorporated..................................   2,600       71,175
     Monsanto Company.......................................   5,000      237,500
     Solutia Incorporated...................................   8,000      179,000
                                                                       ----------
                                                                        1,366,919
                                                                       ----------
  COMMERCIAL SERVICES -- 2.1%
     R.R. Donnelley & Sons Company..........................  10,000      438,125
                                                                       ----------
  CONSTRUCTION & MINING EQUIPMENT -- 1.9%
     Caterpillar Incorporated...............................   8,500      391,000
                                                                       ----------
  DRUGS & HEALTH CARE -- 0.6%
     Becton, Dickinson & Company............................   3,000      128,063
                                                                       ----------
  ELECTRONICS -- 3.4%
     Avnet Incorporated.....................................   2,000      121,000
     ITT Industries Incorporated............................  14,500      576,375
                                                                       ----------
                                                                          697,375
                                                                       ----------
  FEDERAL AGENCIES -- 5.3%
     Federal Home Loan Mortgage Corporation.................  17,000    1,095,437
                                                                       ----------
  FINANCIAL SERVICES -- 8.9%
     Citigroup Incorporated.................................  18,750      928,125
     Wells Fargo Company....................................  22,500      898,594
                                                                       ----------
                                                                        1,826,719
                                                                       ----------
  FOOD & BEVERAGES -- 3.8%
     Diageo PLC ADR.........................................  16,800      777,000
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                                AGA SERIES TRUST
                              ELITEVALUE PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES     VALUE
--------------------                                          ------   ----------
COMMON STOCKS -- (CONTINUED)
  HOTELS & RESTAURANTS -- 5.5%
     McDonald's Corporation.................................  14,700   $1,126,387
                                                                       ----------
  INSURANCE -- 5.0%
     ACE Limited............................................  10,000      344,375
     Exel Limited...........................................   9,200      690,000
                                                                       ----------
                                                                        1,034,375
                                                                       ----------
  MANUFACTURING -- 1.4%
     Tenneco Incorporated...................................   3,700      126,031
     Varian Associates Incorporated.........................   4,000      151,500
                                                                       ----------
                                                                          277,531
                                                                       ----------
  MULTI INDUSTRY COMPANIES -- 3.4%
     Minnesota Mining & Manufacturing Company...............   6,000      426,750
     Textron Incorporated...................................   3,700      280,969
                                                                       ----------
                                                                          707,719
                                                                       ----------
  MULTIMEDIA -- 5.1%
     Time Warner Incorporated...............................  17,000    1,055,062
                                                                       ----------
  OIL & GAS -- 0.9%
     Unocal Corporation.....................................   6,000      175,125
                                                                       ----------
  PAPER -- 1.6%
     Champion International Corporation.....................   8,000      324,000
                                                                       ----------
  SOFTWARE -- 1.2%
     Computer Associates International Incorporated.........   6,000      255,750
                                                                       ----------
  TELECOMMUNICATIONS -- 4.5%
     Sprint Corporation.....................................   5,500      462,688
     US West Incorporated...................................   7,300      471,762
                                                                       ----------
                                                                          934,450
                                                                       ----------
  TOBACCO -- 3.1%
     Philip Morris Companies Incorporated...................  12,000      642,000
                                                                       ----------
  TOYS & AMUSEMENTS -- 1.5%
     Mattel Incorporated....................................  13,700      312,531
                                                                       ----------
TOTAL COMMON STOCKS -- (Cost $14,612,863)...................           15,837,222
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                                AGA SERIES TRUST
                              ELITEVALUE PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
                                                                AMOUNT        VALUE
                                                              ----------   -----------
DISCOUNT NOTES -- 23.2%
  FEDERAL AGENCIES -- 23.2%
     Federal Farm Credit Bank
       5.00%, 01/22/1999**..................................  $1,890,000   $ 1,884,487
     Federal Home Loan Bank
       4.30%, 01/04/1999**..................................   2,895,000     2,893,963
                                                                           -----------
          TOTAL DISCOUNT NOTES -- (Cost $4,778,450).........                 4,778,450
                                                                           -----------
TOTAL INVESTMENTS -- (COST $19,391,313*) -- 100.0%..........               $20,615,672
                                                                           -----------
OTHER ASSETS LESS LIABILITIES -- 0.0%.......................                     4,258
                                                                           -----------
NET ASSETS -- 100.0%........................................               $20,619,930
                                                                           ===========

(a) Non-income producing security
ADR-American Depository Receipt

 * Aggregate cost for Federal tax purposes is $19,430,004. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value are $2,145,683 and $960,015, respectively, resulting in net unrealized appreciation of $1,185,668.

** The rate shown reflects the current yield at December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

                                AGA SERIES TRUST
             SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                              PRINCIPAL
                    SECURITY DESCRIPTION                        AMOUNT        VALUE
                    --------------------                      ---------       -----
U.S. GOVERNMENT AND AGENCY SECURITIES -- 80.1%
  FEDERAL AGENCIES -- 61.5%
     Federal Home Loan Bank
       5.80%, 09/02/2008....................................  $  150,000   $   154,738
     Federal Home Loan Mortgage Corporation
       5.89%, 07/24/2000....................................     225,000       228,024
       6.00%, 12/01/TBA.....................................     500,000       493,905
       6.247%, 03/17/2021...................................     100,000       102,854
       6.50%, 08/01/2013....................................     474,293       481,560
       7.00%, 04/15/2021....................................      43,057        43,528
       8.25%, 04/01/2017....................................      13,620        14,269
       11.75%, 07/01/2006...................................       8,336         9,130
       11.75%, 07/01/2013...................................       2,694         2,894
     Federal National Mortgage Association
       6.00%, 12/01/TBA.....................................     600,000       592,122
       6.50%, 08/01/2027....................................     212,757       214,153
       6.50%, 12/01/TBA.....................................   1,100,000     1,107,216
       6.53%, 05/25/2030....................................     150,000       155,633
       6.91%, 12/28/2028....................................     148,828       151,254
       7.00%, 05/01/2026....................................     139,520       142,354
       7.00%, 12/01/TBA.....................................     450,000       459,000
       9.00%, 10/01/2026....................................      98,075       103,759
       10.00%, 09/01/2020...................................     150,000       162,563
       11.50%, 09/01/2019...................................      12,107        13,538
       12.00%, 10/01/2015...................................      44,094        49,923
       12.00%, 01/15/2016...................................       2,457         2,863
       12.50%, 09/20/2015...................................       5,665         6,628
       13.00%, 11/15/2015...................................      12,435        14,829
       14.50%, 11/15/2014...................................       4,353         5,264
     Government National Mortgage Association
       7.50%, 05/15/2027....................................     108,217       111,572
       7.50%, 07/15/2027....................................     160,024       164,984
       9.00%, 10/20/2016....................................      52,238        55,714
     Student Loan Marketing Association
       7.20%, 11/09/2000....................................     225,000       233,577
     United States Department of Veteran Affairs
       7.25%, 10/15/2010....................................      59,509        59,675
                                                                           -----------
                                                                             5,337,523
                                                                           -----------
  U.S. GOVERNMENT -- 18.6%
     United States Treasury Bond
       5.25%, 11/15/2028....................................      50,000        51,188

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
             SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                              PRINCIPAL
                    SECURITY DESCRIPTION                        AMOUNT        VALUE
                    --------------------                      ---------       -----
U.S. GOVERNMENT AND AGENCY SECURITIES -- (CONTINUED)
     United States Treasury Notes
       4.50%, 09/30/2000....................................  $  500,000   $   498,905
       5.63%, 12/31/2002....................................      50,000        51,664
       5.63%, 05/15/2008....................................     650,000       693,569
       5.75%, 04/30/2003....................................     100,000       104,094
       5.88%, 09/30/2002....................................     100,000       103,937
       6.13%, 08/15/2007....................................     100,000       109,219
                                                                           -----------
                                                                             1,612,576
                                                                           -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES -- (Cost
  $6,891,417)...............................................                 6,950,099
                                                                           -----------
REPURCHASE AGREEMENTS -- 50.4%
     J.P. Morgan & Company, 4.68% dated 12/31/1998, to be
      repurchased at $375,195 on 01/04/1999, collateralized
      by a $314,000 par value U.S. Treasury Note, 6.75% due
      8/15/2026, with a value of $383,001...................     375,000       375,000
     State Street Bank and Trust Company, 4.85% dated
      12/31/1998, to be repurchased at $2,001,078 on
      01/04/1999, collateralized by a $1,890,000 par value
      U.S. Treasury Note, 6.25% due 02/15/2003, with a value
      of $2,043,563.........................................   2,000,000     2,000,000
     Swiss Bank, 4.75% dated 12/31/1998, to be repurchased
      at $2,001,056 on 01/04/1999, collateralized by a
      $1,680,000 par value U.S. Treasury Note, 6.75% due
      08/15/2026, with a value of $2,041,200................   2,000,000     2,000,000
                                                                           -----------
TOTAL REPURCHASE AGREEMENTS -- (Cost $4,375,000)............                 4,375,000
                                                                           -----------
TOTAL INVESTMENTS -- (COST $11,266,417*) -- 130.5%..........                11,325,099
                                                                           -----------
OTHER ASSETS LESS LIABILITIES -- (30.5)%....................                (2,645,906)
                                                                           -----------
NET ASSETS -- 100.0%........................................               $ 8,679,193
                                                                           ===========

TBA -- To Be Announced

* Aggregate cost for Federal tax purposes is identical. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $77,670 and $18,988, respectively, resulting in net unrealized appreciation of $58,682.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- 97.9%
  AEROSPACE -- 2.9%
     General Dynamics Corporation...........................    3,700   $  216,912
     Gulfstream Aerospace Corporation(a)....................    3,900      207,675
     United Technologies Corporation........................      300       32,625
                                                                        ----------
                                                                           457,212
                                                                        ----------
  ALUMINUM -- 0.7%
     Aluminum Company of America............................    1,500      111,844
                                                                        ----------
  AUTOMOBILES -- 2.0%
     Ford Motor Company.....................................    5,100      299,306
     PACCAR Incorporated....................................      300       12,338
                                                                        ----------
                                                                           311,644
                                                                        ----------
  BANKS -- 4.9%
     BankAmerica Corporation................................    1,805      108,526
     Chase Manhattan Corporation............................    3,800      258,637
     First Union Corporation................................    1,400       85,137
     Fleet Financial Group Incorporated.....................    5,600      250,250
     UnionBanCal Corporation................................    1,500       51,094
                                                                        ----------
                                                                           753,644
                                                                        ----------
  BUSINESS SERVICES -- 1.0%
     Computer Sciences Corporation..........................      100        6,444
     Unisys Corporation(a)..................................    4,200      144,637
                                                                        ----------
                                                                           151,081
                                                                        ----------
  CHEMICALS -- 1.1%
     Solutia Incorporated...................................    7,400      165,575
                                                                        ----------
  COMMERCIAL SERVICES -- 1.0%
     R.R. Donnelley & Sons Company..........................    3,400      148,963
                                                                        ----------
  COMPUTERS & BUSINESS EQUIPMENT -- 9.8%
     Dell Computer Corporation(a)...........................      800       58,550
     EMC Corporation(a).....................................      100        8,500
     Gateway 2000 Incorporated(a)...........................    1,500       76,781
     International Business Machines........................    2,900      535,775
     Lexmark International Group Incorporated(a)............    2,700      271,350
     Quantum Corporation(a).................................   10,100      214,625
     Sun Microsystems Incorporated(a).......................    2,200      188,375
     Tech Data Corporation(a)...............................    4,100      165,025
                                                                        ----------
                                                                         1,518,981
                                                                        ----------
  CONSTRUCTION MATERIALS -- 0.6%
     USG Corporation........................................    1,700       86,594
                                                                        ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- (CONTINUED)
  DRUGS & HEALTH CARE -- 13.8%
     Abbott Laboratories....................................      700   $   34,300
     American Home Products Corporation.....................      700       39,419
     Amgen Incorporated(a)..................................    2,900      303,231
     Arterial Vascular Engineering Incorporated(a)..........    3,400      178,500
     Becton, Dickinson & Company............................    2,200       93,912
     Bergen Brunswig Corporation............................    6,600      230,175
     Bristol Myers Squibb Company...........................    2,100      281,006
     Eli Lilly & Company....................................      700       62,213
     Guidant Corporation....................................      600       66,150
     Johnson & Johnson......................................    1,100       92,263
     McKesson Corporation...................................      100        7,906
     Meditrust..............................................    2,700       40,838
     Merck & Company Incorporated...........................    1,500      221,531
     Pfizer Incorporated....................................    1,400      175,612
     Schering-Plough Corporation............................    1,000       55,250
     Wellpoint Health Networks Incorporated(a)..............    2,900      252,300
                                                                        ----------
                                                                         2,134,606
                                                                        ----------
  ELECTRIC UTILITIES -- 2.0%
     Energy East Corporation................................    1,000       56,500
     GPU Incorporated.......................................      800       35,350
     PP&L Resources Incorporated............................    4,800      133,800
     Public Service Enterprise Group........................    2,200       88,000
                                                                        ----------
                                                                           313,650
                                                                        ----------
  ELECTRONICS -- 3.3%
     Arrow Electronics Incorporated(a)......................      200        5,337
     Intel Corporation......................................    4,300      509,819
                                                                        ----------
                                                                           515,156
                                                                        ----------
  FEDERAL AGENCIES -- 0.9%
     Federal National Mortgage Association..................    1,900      140,600
                                                                        ----------
  FINANCIAL SERVICES -- 2.9%
     Citigroup Incorporated.................................    2,400      118,800
     Countrywide Credit Industries Incorporated.............    1,700       85,319
     Lehman Brothers Holdings Incorporated..................    5,500      242,343
                                                                        ----------
                                                                           446,462
                                                                        ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- (CONTINUED)
  FOOD & BEVERAGES -- 3.3%
     Coca-Cola Company......................................    3,000   $  200,625
     General Mills Incorporated.............................    1,100       85,525
     IBP Incorporated.......................................    3,600      104,850
     Interstate Bakeries Corporation........................    2,100       55,519
     Quaker Oats Company....................................    1,100       65,450
                                                                        ----------
                                                                           511,969
                                                                        ----------
  GAS & PIPELINE UTILITIES -- 0.9%
     Coastal Corporation....................................    4,100      143,244
                                                                        ----------
  HOTELS & RESTAURANTS -- 1.3%
     Tricon Global Restaurants Incorporated(a)..............    4,100      205,513
                                                                        ----------
  HOUSEHOLD PRODUCTS -- 2.1%
     Premark International Incorporated.....................    3,900      135,038
     Procter & Gamble Company...............................    2,100      191,756
                                                                        ----------
                                                                           326,794
                                                                        ----------
  INDUSTRIAL MACHINERY -- 0.1%
     Ingersoll Rand Company.................................      100        4,694
     Sundstrand Corporation.................................      100        5,187
                                                                        ----------
                                                                             9,881
                                                                        ----------
  INSURANCE -- 4.9%
     Allstate Corporation...................................    5,600      216,300
     American International Group Incorporated..............      800       77,300
     CIGNA Corporation......................................    2,900      224,206
     Everest Reinsurance Holdings Incorporated..............      200        7,788
     Loews Corporation......................................    2,300      225,975
     Old Republic International Corporation.................      150        3,375
     Travelers Property Casualty Corporation................      100        3,100
                                                                        ----------
                                                                           758,044
                                                                        ----------
  INTERNATIONAL OIL -- 2.4%
     Exxon Corporation......................................    3,900      285,187
     Mobil Corporation......................................    1,100       95,838
                                                                        ----------
                                                                           381,025
                                                                        ----------
  LEISURE TIME -- 0.8%
     Anchor Gaming(a).......................................      100        5,638
     Carnival Corporation...................................    2,400      115,200
                                                                        ----------
                                                                           120,838
                                                                        ----------
  LIQUOR -- 0.9%
     Anheuser Busch Companies Incorporated..................    2,200      144,375
                                                                        ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- (CONTINUED)
  MANUFACTURING -- 2.7%
     General Electric Company...............................    4,100   $  418,456
                                                                        ----------
  PAPER -- 0.2%
     Louisiana Pacific Corporation..........................    2,000       36,625
                                                                        ----------
  PETROLEUM SERVICES -- 0.9%
     ENSCO International Incorporated.......................      100        1,069
     Tidewater Incorporated.................................    5,800      134,487
                                                                        ----------
                                                                           135,556
                                                                        ----------
  PUBLISHING -- 1.0%
     Gannett Company Incorporated...........................      100        6,450
     Valassis Communications Incorporated(a)................    2,800      144,550
                                                                        ----------
                                                                           151,000
                                                                        ----------
  RAILROADS & EQUIPMENT -- 0.0%
     CSX Corporation........................................      100        4,150
                                                                        ----------
  RETAIL GROCERY -- 0.8%
     Kroger Company(a)......................................    2,000      121,000
                                                                        ----------
  RETAIL TRADE -- 9.8%
     Best Buy Company Incorporated(a).......................    3,300      202,799
     Dayton Hudson Corporation..............................    3,600      195,300
     Dillard's Incorporated.................................    5,000      141,875
     Home Depot Incorporated................................      600       36,713
     KMart Corporation(a)...................................   13,300      203,656
     May Department Stores Company..........................    3,100      187,162
     TJX Companies Incorporated.............................    5,900      171,100
     Wal Mart Stores Incorporated...........................    4,700      382,756
                                                                        ----------
                                                                         1,521,361
                                                                        ----------
  SOFTWARE -- 5.9%
     BMC Software Incorporated(a)...........................      100        4,456
     Microsoft Corporation(a)...............................    3,200      443,800
     Oracle Systems Corporation(a)..........................    7,900      340,688
     Sterling Software Incorporated(a)......................    4,800      129,900
                                                                        ----------
                                                                           918,844
                                                                        ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                          SHARES      VALUE
--------------------                                          -------   ----------
COMMON STOCKS -- (CONTINUED)
  TELECOMMUNICATIONS -- 10.8%
     AT&T Corporation.......................................    5,800   $  436,450
     Bell Atlantic Corporation..............................    4,920      260,760
     BellSouth Corporation..................................    4,100      204,487
     Cisco Systems Incorporated(a)..........................    1,250      116,016
     GTE Corporation........................................    1,000       65,000
     Lucent Technologies Incorporated.......................    1,200      132,000
     MCI WorldCom Incorporated(a)...........................    1,300       93,275
     SBC Communications Incorporated........................    3,276      175,676
     US West Incorporated...................................    2,900      187,412
                                                                        ----------
                                                                         1,671,076
                                                                        ----------
  TOBACCO -- 1.8%
     Philip Morris Companies Incorporated...................    5,300      283,550
                                                                        ----------
  TRANSPORTATION -- 0.4%
     Burlington Northern Santa Fe Corporation...............    1,700       57,375
                                                                        ----------
TOTAL COMMON STOCKS -- (Cost $12,536,879)...................            15,176,688
                                                                        ----------

                                                              PRINCIPAL
                                                               AMOUNT
                                                              ---------
MUTUAL FUNDS -- 4.3%
     Dreyfus Cash Management Plus Fund......................  $664,989    $   664,989
     Waddell & Reed Financial Incorporated..................         5            118
     Waddell & Reed Financial Incorporated(a)...............        24            558
                                                                          -----------
TOTAL MUTUAL FUNDS -- (Cost $665,549).......................                  665,665
                                                                          -----------
TOTAL INVESTMENTS -- (COST $13,202,428*) -- 102.2%..........               15,842,353
                                                                          -----------
OTHER ASSETS LESS LIABILITIES -- (2.2)%.....................                 (342,596)
                                                                          -----------
NET ASSETS -- 100.0%........................................              $15,499,757
                                                                          ===========

---------------

(a)  Non-income producing security

 * Aggregate cost for Federal tax purposes is $13,224,838. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,832,710 and $215,195, respectively, resulting in net unrealized appreciation of $2,617,515.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
              STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT       VALUE
--------------------                                          ----------   ----------
DISCOUNT NOTES -- 47.3%
  FEDERAL AGENCIES -- 47.3%
     Federal Farm Credit Bank
       4.83%, 02/26/1999**..................................  $   69,000   $   68,482
       4.97%, 05/20/1999**..................................      28,000       27,463
       5.25%, 01/14/1999**..................................     375,000      374,289
     Federal Home Loan Bank
       4.97%, 03/24/1999**..................................     217,000      214,544
       5.00%, 02/26/1999**..................................     300,000      297,667
       5.05%, 02/16/1999**..................................     100,000       99,355
       5.12%, 01/22/1999**..................................     250,000      249,253
       5.38%, 01/08/1999**..................................     250,000      249,914
     Federal Home Loan Mortgage
       4.80%, 05/12/1999**..................................     250,000      245,633
       4.95%, 04/06/1999**..................................     100,000       98,694
       5.00%, 02/05/1999**..................................     150,000      149,271
       5.00%, 02/12/1999**..................................     198,000      196,845
       5.05%, 02/25/1999**..................................     225,000      223,264
       5.20%, 02/25/1999**..................................     185,000      183,530
       5.45%, 02/03/1999**..................................     400,000      398,088
     Federal National Mortgage Association
       4.78%, 06/07/1999**..................................     115,000      112,603
       4.78%, 06/10/1999**..................................     160,000      156,601
       4.98%, 03/15/1999**..................................     250,000      247,475
       5.40%, 03/05/1999**..................................     442,000      437,823
       6.19%, 06/07/1999**..................................     345,000      346,711
                                                                           ----------
TOTAL DISCOUNT NOTES -- (Cost $4,377,505)...................                4,377,505
                                                                           ----------
COMMERCIAL PAPER -- 21.1%
  BROKERAGE -- 4.2%
     Morgan Stanley Group Incorporated
       5.42%, 01/20/1999....................................     235,000      235,033
     Salomon Smith Barney Holdings Incorporated
       5.48%, 02/09/1999**..................................     150,000      149,110
                                                                           ----------
                                                                              384,143
                                                                           ----------
  FINANCE -- 2.2%
     General Electric Capital Corporation
       5.03%, 01/22/1999**..................................     200,000      199,413
                                                                           ----------
  FINANCE & BANKING -- 1.1%
     Branch Banking & Trust Company
       6.20%, 09/15/1999....................................     100,000      100,543
                                                                           ----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
       STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO -- (CONTINUED)

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                              PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT       VALUE
--------------------                                          ----------   ----------
COMMERCIAL PAPER -- (CONTINUED)
  FINANCE CAPTIVE -- 1.1%
     General Motor Acceptance Corporation
       6.00%, 01/11/1999....................................  $  100,000   $  100,010
                                                                           ----------
  FINANCIAL SERVICES -- 7.5%
     ABN AMRO North America
       5.10%, 03/30/1999**..................................     300,000      296,260
     Ciesco LP
       5.30%, 01/13/1999**..................................     155,000      154,726
     PACCAR Financial Corporation
       5.05%, 03/18/1999**..................................     250,000      247,335
                                                                           ----------
                                                                              698,321
                                                                           ----------
  Insurance -- 5.0%
     Prudential Funding Corporation
       5.07%, 01/26/1999**..................................     200,000      199,296
     USAA Capital Corporation
       5.12%, 01/21/1999**..................................     268,000      267,237
                                                                           ----------
                                                                              466,533
                                                                           ----------
TOTAL COMMERCIAL PAPER -- (Cost $1,948,963).................                1,948,963
                                                                           ----------
REPURCHASE AGREEMENTS -- 32.6%
     Lehman Brothers Incorporated, 4.97% dated 12/31/1998 to
      be repurchased at $1,518,838 on 01/04/1999,
      collateralized by a $1,585,000 par value Federal
      National Mortgage Association Discount Note, 0.00% due
      06/16/1999, with a value of $1,548,360................   1,518,000    1,518,000
     Merrill Lynch & Company Incorporated, 5.20% dated
      12/31/1998 to be repurchased at $1,500,867 on
      01/04/1999, collateralized by a $1,500,000 par value
      Federal Farm Mortgage Note, 5.53% due 12/03/2008, with
      a value of $1,530,000.................................   1,500,000    1,500,000
                                                                           ----------
TOTAL REPURCHASE AGREEMENTS -- (Cost $3,018,000)............                3,018,000
                                                                           ----------
TOTAL INVESTMENTS -- (COST $9,344,468*) -- 101.0%...........                9,344,468
                                                                           ----------
OTHER ASSETS LESS LIABILITIES -- (1.0)%.....................                  (90,782)
                                                                           ----------
NET ASSETS -- 100.0%........................................               $9,253,686
                                                                           ----------

---------------

 * Aggregate cost for Federal tax purposes is identical.

** The rate shown reflects the current yield at December 31, 1998.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- 95.6%
  ADVERTISING -- 1.7%
     Interpublic Group of Companies Incorporated............          850   $    67,787
     Omnicom Group Incorporated.............................        1,450        84,100
     Outdoor Systems Incorporated(a)........................        1,700        51,000
                                                                            -----------
                                                                                202,887
                                                                            -----------
  AEROSPACE -- 0.7%
     Gulfstream Aerospace Corporation(a)....................        1,550        82,538
                                                                            -----------
  AIR TRAVEL -- 0.6%
     Comair Holdings Incorporated...........................          750        25,312
     SouthWest Airlines Company.............................        1,750        39,266
                                                                            -----------
                                                                                 64,578
                                                                            -----------
  APPAREL & TEXTILES -- 0.2%
     Shaw Industries Incorporated...........................        1,000        24,250
                                                                            -----------
  AUTO PARTS -- 1.1%
     Danaher Corporation....................................        1,100        59,744
     Federal-Mogul Corporation..............................          850        50,575
     Gentex Corporation(a)..................................          650        13,000
                                                                            -----------
                                                                                123,319
                                                                            -----------
  BANKS -- 1.8%
     AmSouth Bancorporation.................................          475        21,672
     Fifth Third Bancorp....................................          475        33,873
     Firstar Corporation....................................          700        65,275
     National Commerce Bancorporation.......................          250         4,703
     Northern Trust Corporation.............................          650        56,753
     Zions Bancorp..........................................          500        31,188
                                                                            -----------
                                                                                213,464
                                                                            -----------
  BROADCASTING -- 5.1%
     Cablevision Systems Corporation(a).....................        1,400        70,263
     Chancellor Media Corporation(a)........................        3,850       184,319
     Clear Channel Communications Incorporated(a)...........        2,400       130,800
     Echostar Communications Corporation(a).................          750        36,281
     Jacor Communications Incorporated(a)...................        1,500        96,562
     Tele-Communications Liberty Media Group(a).............        1,700        78,306
                                                                            -----------
                                                                                596,531
                                                                            -----------
  BUILDING & RELATED -- 1.0%
     Kaufman & Broad Home Corporation.......................          400        11,500
     Lowe's Companies Incorporated..........................        1,950        99,816
                                                                            -----------
                                                                                111,316
                                                                            -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
  BUSINESS SERVICES -- 6.1%
     Affiliated Computer Services Incorporated(a)...........          450   $    20,250
     American Management Systems Incorporated(a)............          850        34,000
     Ciber Incorporated(a)..................................        1,100        30,731
     Concord EFS Incorporated(a)............................        1,550        65,681
     Consolidated Graphics Incorporated(a)..................          475        32,092
     CSG Systems International Incorporated(a)..............        1,100        86,900
     Education Management Corporation(a)....................          500        11,813
     Fiserv Incorporated(a).................................          650        33,434
     IMRglobal Corporation(a)...............................          800        23,550
     Keane Incorporated(a)..................................        1,100        43,931
     Lason Incorporated(a)..................................          300        17,456
     Mastech Corporation(a).................................          750        21,469
     MedQuist Incorporated(a)...............................          500        19,750
     Metzler Group Incorporated(a)..........................          750        36,516
     Network Solutions Incorporated(a)......................          300        39,263
     Paychex Incorporated...................................          750        38,578
     Robert Half International Incorporated(a)..............          750        33,516
     SEI Investments Company................................          250        24,844
     Snyder Communications Incorporated(a)..................          500        16,875
     SunGuard Data Systems Incorporated(a)..................        1,500        59,531
     Sykes Enterprises Incorporated(a)......................          650        19,825
                                                                            -----------
                                                                                710,005
                                                                            -----------
  CHEMICALS -- 0.6%
     Waters Corporation(a)..................................          800        69,800
                                                                            -----------
  COMPUTERS & BUSINESS EQUIPMENT -- 13.0%
     Apple Computer Incorporated(a).........................          800        32,750
     CDW Computer Centers Incorporated(a)...................          650        62,359
     Concord Communications Incorporated(a).................          400        22,700
     Dell Computer Corporation(a)...........................        6,696       490,063
     EMC Corporation(a).....................................        5,000       425,000
     Insight Enterprises Incorporated(a)....................          550        27,981
     International Network Services(a)......................          950        63,175
     Lexmark International Group Incorporated(a)............        1,600       160,800
     Network Appliance Incorporated(a)......................        2,800       126,000
     Symbol Technologies Incorporated.......................        1,000        63,938
     Verisign Incorporated(a)...............................          300        17,738
     Xircom Incorporated(a).................................          750        25,500
                                                                            -----------
                                                                              1,518,004
                                                                            -----------
  DRUGS & HEALTH CARE -- 11.3%
     Allegiance Corporation.................................        2,600       121,225

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
     Allergan Incorporated..................................          750   $    48,563
     Amgen Incorporated(a)..................................          350        36,597
     Biogen Incorporated(a).................................        2,800       232,400
     Biomatrix Incorporated(a)..............................          450        26,213
     Biomet Incorporated....................................        1,000        40,250
     Cardinal Health Incorporated...........................          450        34,144
     Express Scripts Incorporated(a)........................          500        33,563
     Genzyme Corporation....................................        1,200        59,700
     Guidant Corporation....................................        1,100       121,275
     Henry Schein Incorporated(a)...........................          500        22,375
     Immunex Corporation(a).................................          600        75,487
     Medicis Pharmaceutical Corporation(a)..................          400        23,850
     MedImmune Incorporated(a)..............................          350        34,803
     Medtronic Incorporated.................................          700        51,975
     MiniMed Incorporated(a)................................          550        57,612
     Omnicare Incorporated..................................        1,450        50,387
     Pathogensis Corporation(a).............................          300        17,400
     Patterson Dental Company(a)............................          400        17,400
     PSS World Medical Incorporated(a)......................          300         6,900
     Quintiles Transnational Corporation(a).................        1,300        69,387
     VISX Incorporated(a)...................................          100         8,744
     Watson Pharmaceuticals Incorporated(a).................        1,600       100,600
     Wellpoint Health Networks Incorporated(a)..............          300        26,100
                                                                            -----------
                                                                              1,316,950
                                                                            -----------
  ELECTRICAL EQUIPMENT -- 0.8%
     American Power Conversion Corporation(a)...............        2,000        96,875
                                                                            -----------
  ELECTRONICS -- 6.0%
     Advanced Micro Devices Incorporated(a).................          750        21,703
     Altera Corporation(a)..................................        1,150        70,006
     Applied Micro Circuits Corporation(a)..................          400        13,587
     Cree Research Incorporated(a)..........................          300        14,362
     Eletronics For Imaging Incorporated(a).................          650        26,000
     Flextronics International Limited(a)...................          750        64,219
     Gemstar Group Limited(a)...............................        1,600        91,600
     Intel Corporation......................................          650        77,066
     Jabil Circuit Incorporated(a)..........................        1,150        85,819
     QLogic Corporation(a)..................................          250        32,719
     Sanmina Corporation(a).................................          300        18,750
     Solectron Corporation(a)...............................          700        65,056
     Texas Instruments Incorporated.........................          350        29,947
     Vitesse Semiconductor Corporation(a)...................        2,000        91,250
                                                                            -----------
                                                                                702,084
                                                                            -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
  FINANCIAL SERVICES -- 3.6%
     Capital One Financial Corporation......................        1,000   $   115,000
     Finova Group Incorporated..............................          600        32,363
     Metris Companies Incorporated..........................          100         5,031
     Old Kent Financial Corporation.........................          800        37,200
     Providian Financial Corporation........................        3,100       232,500
                                                                            -----------
                                                                                422,094
                                                                            -----------
  FOOD & BEVERAGES -- 0.8%
     Adolph Coors Company...................................          500        28,218
     Earthgrains Company....................................          900        27,844
     Smithfield Foods Incorporated(a).......................          400        13,550
     U.S. Foodservice(a)....................................          600        29,400
                                                                            -----------
                                                                                 99,012
                                                                            -----------
  HOMEBUILDERS -- 0.1%
     Pulte Corporation......................................          600        16,688
                                                                            -----------
  HOTELS & RESTAURANTS -- 0.6%
     Brinker International Incorporated(a)..................        1,100        31,763
     Tricon Global Restaurants Incorporated(a)..............          650        32,581
                                                                            -----------
                                                                                 64,344
                                                                            -----------
  HOUSEHOLD APPLIANCES & HOME FURNISHINGS -- 0.2%
     WestPoint Stevens Incorporated(a)......................          600        18,938
                                                                            -----------
  INDUSTRIAL MACHINERY -- 1.2%
     Tyco International Limited.............................        1,800       135,787
                                                                            -----------
  INSURANCE -- 0.5%
     Fidelity National Financial Incorporated...............          220         6,710
     Progressive Corporation................................          150        25,406
     Protective Life Corporation............................          600        23,888
                                                                            -----------
                                                                                 56,004
                                                                            -----------
  LEISURE TIME -- 0.1%
     Hollywood Entertainment Corporation(a).................          500        13,625
                                                                            -----------
  PETROLEUM SERVICES -- 0.2%
     Marine Drilling Companies Incorporated(a)..............        1,250         9,609
     National-Oilwell Incorporated(a).......................          600         6,713
     Veritas DGC Incorporated(a)............................          600         7,800
                                                                            -----------
                                                                                 24,122
                                                                            -----------
  POLLUTION CONTROL -- 0.6%
     Allied Waste Industries Incorporated(a)................        2,883        68,111
                                                                            -----------

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
  PUBLISHING -- 0.7%
     Meredith Corporation...................................        1,050   $    39,769
     Valassis Communications Incorporated(a)................          850        43,881
                                                                            -----------
                                                                                 83,650
                                                                            -----------
  RETAIL GROCERY -- 0.9%
     Safeway Incorporated(a)................................        1,800       109,687
                                                                            -----------
  RETAIL TRADE -- 11.1%
     Abercrombie & Fitch Company(a).........................        1,600       113,200
     American Eagle Outfitters Incorporated(a)..............          200        13,325
     AnnTaylor Stores Corporation(a)........................        1,100        43,381
     Bed Bath & Beyond Incorporated(a)......................        1,250        42,656
     Best Buy Company Incorporated(a).......................        3,800       233,225
     Costco Companies Incorporated(a).......................          500        36,094
     CVS Corporation........................................        1,300        71,500
     Dollar Tree Stores Incorporated(a).....................        1,000        43,687
     Family Dollar Stores Incorporated......................        2,900        63,800
     Gap Incorporated.......................................        1,700        95,625
     Home Depot Incorporated................................        2,300       140,731
     Linens 'N Things Incorporated(a).......................        1,800        71,325
     Micro Warehouse Incorporated(a)........................          300        10,144
     Staples Incorporated(a)................................        3,250       141,984
     TJX Companies Incorporated.............................        3,800       110,200
     Trans World Entertainment Corporation(a)...............          650        12,391
     Williams-Sonoma Incorporated(a)........................        1,250        50,391
                                                                            -----------
                                                                              1,293,659
                                                                            -----------
  SAVINGS & LOAN -- 0.1%
     Dime Bancorp Incorporated..............................          625        16,523
                                                                            -----------
  SOFTWARE -- 20.6%
     America Online Incorporated............................        4,850       776,000
     BMC Software Incorporated(a)...........................        2,300       102,494
     Citrix Systems Incorporated(a).........................        1,600       155,300
     Compuware Corporation(a)...............................        5,500       429,687
     Comverse Technology Incorporated(a)....................          850        60,350
     EarthLink Network Incorporated(a)......................          750        42,750
     Legato Systems Incorporated(a).........................        2,150       141,766
     Macromedia Incorporated(a).............................        1,500        50,531
     Mercury Interactive Corporation(a).....................          700        44,275
     Microsoft Corporation(a)...............................          400        55,475
     MindSpring Enterprises Incorporated(a).................          800        48,850
     Network Associates Incorporated(a).....................          950        62,937
     New Era Of Networks Incorporated(a)....................          600        26,400
     Peregrine Systems Incorporated(a)......................          200         9,275

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST
                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------                                          -----------   -----------
COMMON STOCKS -- (CONTINUED)
     Rational Software Corporation(a).......................        1,600   $    42,400
     Sterling Software Incorporated(a)......................        1,000        27,063
     Veritas Software Company(a)............................        1,550        92,903
     Wind River Systems(a)..................................          400        18,800
     Yahoo! Incorporated(a).................................          900       213,244
                                                                            -----------
                                                                              2,400,500
                                                                            -----------
  TELECOMMUNICATIONS -- 3.7%
     Cisco Systems Incorporated(a)..........................        1,450       134,578
     General Instrument Corporation(a)......................        1,200        40,725
     GeoTel Communications Corporation(a)...................          600        22,350
     Gilat Satellite Networks Limited(a)....................          400        22,050
     Global Crossing Limited(a).............................          500        22,563
     Metromedia Fiber Network Incorporated(a)...............        2,500        83,750
     Nokia Oyj..............................................          700        84,306
     Tekelec(a).............................................        1,150        19,047
                                                                            -----------
                                                                                429,369
                                                                            -----------
  TELEPHONE -- 0.6%
     Century Telephone Enterprises Incorporated.............        1,000        67,500
                                                                            -----------
TOTAL COMMON STOCKS -- (Cost $7,284,563)....................                 11,152,214
                                                                            -----------

                                                                AMOUNT
                                                              -----------
REPURCHASE AGREEMENT -- 9.2%
(Cost $1,077,000)
  State Street Bank and Trust Company, 4.85% dated
     12/31/1998, to be repurchased at $1,077,580 on
     01/04/1999, collateralized by a $1,050,000 par value
     U.S. Treasury Note, 5.75% due 04/30/2003, with a value
     of $1,103,158..........................................  $ 1,077,000   $ 1,077,000
                                                                            -----------
TOTAL INVESTMENTS -- (COST $8,361,563*) -- 104.8%...........                 12,229,214
                                                                            -----------
OTHER ASSETS LESS LIABILITIES -- (4.8)%.....................                   (555,182)
                                                                            -----------
NET ASSETS -- 100.0%........................................                $11,674,032
                                                                            ===========

---------------

(a) Non-income producing security

 * Aggregate cost for Federal tax purposes is $8,371,985. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,933,795 and $76,566, respectively, resulting in net unrealized appreciation of $3,857,229.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                CREDIT                                      SALOMON
                                                SUISSE         CREDIT                      BROTHERS
                                                GROWTH         SUISSE                        U.S.
                                                  AND       INTERNATIONAL                 GOVERNMENT
                                                INCOME         EQUITY       ELITEVALUE    SECURITIES
                                              -----------   -------------   -----------   -----------
ASSETS
  Investments in securities, at value.......  $14,526,595    $5,487,080     $20,615,672   $ 6,950,099
  Repurchase agreements, at value...........    4,784,000       529,000              --     4,375,000
                                              -----------    ----------     -----------   -----------
  Total Investments(a) (Note 1).............   19,310,595     6,016,080      20,615,672    11,325,099
  Cash, including foreign currency, at
     value..................................        3,467        46,222           2,089         1,086
  Receivable for securities sold............    2,861,735            --          41,917            --
  Interest receivable.......................       46,371            57              --        40,163
  Dividends receivable......................        7,127        13,426          14,949            --
  Receivable for fund shares sold...........       39,078        15,430          45,078        16,855
  Receivable due from adviser (Note 2)......       11,067        12,470           7,656         9,095
  Prepaid insurance.........................        3,008         3,008           3,008         3,008
                                              -----------    ----------     -----------   -----------
          TOTAL ASSETS......................   22,282,448     6,106,693      20,730,369    11,395,306

LIABILITIES
  Payable for securities purchased..........    5,454,613            --              --     2,651,790
  Payable for fund shares repurchased.......       27,898         3,761          31,989         5,982
  Payable for forward contracts (Note 5)....           --        31,761              --            --
  Payable for futures variation margin......           78            --              --            --
  Accounts payable and accrued expenses.....       86,733        75,213          78,450        58,341
                                              -----------    ----------     -----------   -----------
          TOTAL LIABILITIES.................    5,569,322       110,735         110,439     2,716,113
                                              -----------    ----------     -----------   -----------
          NET ASSETS........................  $16,713,126    $5,995,958     $20,619,930   $ 8,679,193
                                              ===========    ==========     ===========   ===========

NET ASSETS CONSIST OF:
  Par value (Note 4)........................  $    12,028    $    5,863     $    13,792   $     8,481
  Paid-in capital (Note 4)..................   15,018,473     6,167,234      19,396,357     8,608,549
  Undistributed (distributions in excess of)
     net investment income..................         (632)       24,298             137           449
  Accumulated net realized gain (loss) on
     investments, futures, and foreign
     currency translations..................       71,501      (349,546)        (14,715)        3,032
  Net unrealized appreciation (depreciation)
     of:
     Investments............................    1,614,853       179,278       1,224,359        58,682
     Futures contracts......................       (3,097)           --              --            --
     Foreign currency.......................           --       (31,169)             --            --
                                              -----------    ----------     -----------   -----------
          NET ASSETS........................  $16,713,126    $5,995,958     $20,619,930   $ 8,679,193
                                              ===========    ==========     ===========   ===========

  Shares outstanding at end of period.......    1,202,821       586,308       1,379,156       848,130
  Net asset value per share.................  $     13.89    $    10.23     $     14.95   $     10.23
  (a) Investments in securities and
      repurchase agreements, at cost........  $17,695,742    $5,836,802     $19,391,313   $11,266,417

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                            STATE        STATE
                                                           STREET        STREET
                                                           GLOBAL        GLOBAL         VAN
                                                          ADVISORS      ADVISORS      KAMPEN
                                                           GROWTH        MONEY       EMERGING
                                                           EQUITY        MARKET       GROWTH
                                                         -----------   ----------   -----------
ASSETS
  Investments in securities, at value..................  $15,842,353   $6,326,468   $11,152,214
  Repurchase agreements, at value......................           --    3,018,000     1,077,000
                                                         -----------   ----------   -----------
  Total Investments(a) (Note 1)........................   15,842,353    9,344,468    12,229,214
  Cash, including foreign currency, at value...........       91,987          890           395
  Receivable for securities sold.......................      218,654           --        35,119
  Interest receivable..................................           --        8,477           145
  Dividends receivable.................................       13,026           --         1,455
  Receivable for fund shares sold......................       33,114       87,345        22,728
  Receivable due from adviser (Note 2).................       10,859        8,352        10,980
  Prepaid insurance....................................        3,008        3,008         3,008
                                                         -----------   ----------   -----------
          TOTAL ASSETS.................................   16,213,001    9,452,540    12,303,044

LIABILITIES
  Payable for securities purchased.....................      619,478           --       539,507
  Payable for fund shares repurchased..................       13,006      142,597        11,906
  Accounts payable and accrued expenses................       80,760       56,257        77,599
                                                         -----------   ----------   -----------
          TOTAL LIABILITIES............................      713,244      198,854       629,012
                                                         -----------   ----------   -----------
          NET ASSETS...................................  $15,499,757   $9,253,686   $11,674,032
                                                         ===========   ==========   ===========

NET ASSETS CONSIST OF:
  Par value (Note 4)...................................  $     9,354   $   92,537   $     6,127
  Paid-in capital (Note 4).............................   12,664,889    9,161,149     8,149,844
  Undistributed net investment income..................            4           --            --
  Accumulated net realized gain (loss) on investments
     and foreign currency translations.................      185,585           --      (349,590)
  Net unrealized appreciation of:
     Investments.......................................    2,639,925           --     3,867,651
                                                         -----------   ----------   -----------
          NET ASSETS...................................  $15,499,757   $9,253,686   $11,674,032
                                                         ===========   ==========   ===========

  Shares outstanding at end of period..................      935,256    9,253,686       612,682
  Net asset value per share............................  $     16.57   $     1.00   $     19.05
  (a) Investments in securities and repurchase
      agreements, at cost..............................  $13,202,428   $9,344,468   $ 8,361,563

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                  CREDIT                                   SALOMON
                                                  SUISSE        CREDIT                     BROTHERS
                                                  GROWTH        SUISSE                       U.S.
                                                   AND       INTERNATIONAL                GOVERNMENT
                                                  INCOME        EQUITY       ELITEVALUE   SECURITIES
                                                ----------   -------------   ----------   ----------
INVESTMENT INCOME
  Interest income.............................  $  282,660     $   9,975     $ 151,143    $ 325,319
  Dividend income**...........................      56,741        65,308       198,089           --
                                                ----------     ---------     ---------    ---------
          TOTAL INVESTMENT INCOME.............     339,401        75,283       349,232      325,319

EXPENSES
  Investment advisory fees (Note 2)...........      27,886        12,782        36,103       13,661
  Investment sub-advisory fees (Note 2).......      55,771        33,237        57,765       12,295
  Sub-administration fees.....................      53,600        53,600        53,600       53,600
  Audit fees..................................      12,600        13,150        13,675       10,763
  Custodian fees and expenses.................      61,720        67,358        28,783       30,818
  Trustee's fees (Note 2).....................       6,351         6,351         6,351        6,351
  Transfer agent fees.........................       4,181         4,147         4,642        4,191
  Insurance expense...........................       4,014         4,014         4,014        4,014
  Registration and filing fees................           3             3             3            3
  Miscellaneous expenses......................         180           180           180          234
                                                ----------     ---------     ---------    ---------
          Total operating expenses before
            waivers and reimbursements........     226,306       194,822       205,116      135,930
  Fees waived and expenses reimbursed (Note
     2).......................................    (136,257)     (146,508)     (103,149)    (107,001)
                                                ----------     ---------     ---------    ---------
          NET EXPENSES........................      90,049        48,314       101,967       28,929
                                                ----------     ---------     ---------    ---------
          NET INVESTMENT INCOME...............     249,352        26,969       247,265      296,390
                                                ----------     ---------     ---------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments and futures contracts........     422,709      (335,423)      198,448       65,391
     Foreign currency transactions............          --       (14,341)           --           --
  Net change in unrealized appreciation
     (depreciation) of:
     Investments..............................     868,206       319,494       293,534       21,558
     Futures contracts........................      (3,097)           --            --           --
     Foreign currency.........................          --       (41,527)           --           --
                                                ----------     ---------     ---------    ---------
          NET REALIZED AND UNREALIZED GAIN
            (LOSS)............................   1,287,818       (71,797)      491,982       86,949
                                                ----------     ---------     ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................  $1,537,170     $ (44,828)    $ 739,247    $ 383,339
                                                ==========     =========     =========    =========
  ** Net of foreign withholding taxes of......  $      396     $  12,429     $     290    $      --
                                                ==========     =========     =========    =========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                             STATE        STATE
                                                             STREET      STREET
                                                             GLOBAL      GLOBAL        VAN
                                                            ADVISORS    ADVISORS      KAMPEN
                                                             GROWTH       MONEY      EMERGING
                                                             EQUITY      MARKET       GROWTH
                                                           ----------   ---------   ----------
INVESTMENT INCOME
  Interest income........................................  $    2,454   $ 301,805   $   29,230
  Dividend income........................................     159,043          --       13,910
                                                           ----------   ---------   ----------
          TOTAL INVESTMENT INCOME........................     161,497     301,805       43,140

EXPENSES
  Investment advisory fees (Note 2)......................      26,185      13,464       18,923
  Investment sub-advisory fees (Note 2)..................      37,706      10,779       37,847
  Sub-administration fees................................      53,600      53,600       53,600
  Audit fees.............................................      13,675      10,394       12,100
  Custodian fees and expenses............................      61,172      30,183       63,559
  Trustee's fees (Note 2)................................       6,351       6,351        6,351
  Transfer agent fees....................................       4,132       4,143        4,099
  Insurance expense......................................       4,014       4,014        4,014
  Registration and filing fee............................           3           3            3
  Miscellaneous expenses.................................         122         180          180
                                                           ----------   ---------   ----------
          Total operating expenses before waivers and
            reimbursements...............................     206,960     133,111      200,676
  Fees waived and expenses reimbursed (Note 2)...........    (137,450)   (106,873)    (140,046)
                                                           ----------   ---------   ----------
          NET EXPENSES...................................      69,510      26,238       60,630
                                                           ----------   ---------   ----------
          NET INVESTMENT INCOME (LOSS)...................      91,987     275,567      (17,490)
                                                           ----------   ---------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments.........................................     557,763          --     (187,014)
  Net change in unrealized appreciation of:
     Investments.........................................   1,554,162          --    3,018,535
                                                           ----------   ---------   ----------
          NET REALIZED AND UNREALIZED GAIN...............   2,111,925          --    2,831,521
                                                           ----------   ---------   ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $2,203,912   $ 275,567   $2,814,031
                                                           ==========   =========   ==========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                 CREDIT SUISSE                 CREDIT SUISSE
                                               GROWTH AND INCOME           INTERNATIONAL EQUITY               ELITEVALUE
                                          ---------------------------   ---------------------------   ---------------------------
                                              YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1998           1997           1998           1997           1998           1997
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income...............  $   249,352     $  140,680     $   26,969     $   25,979    $   247,265    $    86,775
    Net realized gain (loss) on:
      Investments and futures
        contracts.......................      422,709        295,529       (335,423)       258,493        198,448        201,702
      Foreign currency transactions.....           --             --        (14,341)        (7,339)            --             --
    Net change in unrealized
      appreciation (depreciation) of:
      Investments.......................      868,206        522,340        319,494       (239,805)       293,534        621,441
      Future contracts..................       (3,097)            --             --             --             --             --
      Foreign currency..................           --             --        (41,527)       (11,172)            --             --
                                          -----------     ----------     ----------     ----------    -----------    -----------
        Net increase (decrease) in net
          assets resulting from
          operations....................    1,537,170        958,549        (44,828)        26,156        739,247        909,918
    Distributions to shareholders (Note
      1):
      From net investment income........     (251,869)      (139,024)       (15,131)       (44,337)      (247,142)       (86,761)
      In excess of net investment
        income..........................           --             --         (1,293)       (81,524)            --             --
      From net realized gains...........     (392,447)      (237,747)            --       (174,639)      (201,075)      (213,790)
      Fund share transactions (Note
        4)..............................    8,432,304      3,661,091      1,746,993      1,857,579     10,858,279      6,554,216
                                          -----------     ----------     ----------     ----------    -----------    -----------
        Total increase in net assets....    9,325,158      4,242,869      1,685,741      1,583,235     11,149,309      7,163,583

NET ASSETS:
  Beginning of period...................    7,387,968      3,145,099      4,310,217      2,726,982      9,470,621      2,307,038
                                          -----------     ----------     ----------     ----------    -----------    -----------
  End of period(a)......................  $16,713,126     $7,387,968     $5,995,958     $4,310,217    $20,619,930    $ 9,470,621
                                          ===========     ==========     ==========     ==========    ===========    ===========
  (a) Including undistributed
      (distributions in excess) net
      investment income.................  $      (632)    $    2,697     $   24,298     $  (11,838)   $       137    $        14
                                          ===========     ==========     ==========     ==========    ===========    ===========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                             SALOMON BROTHERS U.S.          STATE STREET GLOBAL           STATE STREET GLOBAL
                                             GOVERNMENT SECURITIES        ADVISORS GROWTH EQUITY         ADVISORS MONEY MARKET
                                          ---------------------------   ---------------------------   ---------------------------
                                              YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1998           1997           1998           1997           1998           1997
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income...............   $  296,390     $  159,857    $    91,987     $   69,786     $  275,567     $  159,789
    Net realized gain on:
      Investments.......................       65,391         23,149        557,763        622,295             --             --
    Net change in unrealized
      appreciation of investments.......       21,558         38,894      1,554,162        676,633             --             --
                                           ----------     ----------    -----------     ----------     ----------     ----------
        Net increase in net assets
          resulting from operations.....      383,339        221,900      2,203,912      1,368,714        275,567        159,789
    Distributions to shareholders (Note
      1):
      From net investment income........     (309,413)      (160,062)       (91,978)       (69,791)      (275,567)      (159,789)
      From net realized gains...........      (32,231)            --       (357,781)      (636,692)            --             --
      Fund share transactions (Note
        4)..............................    4,651,600      1,577,343      6,418,498      3,244,409      4,153,422      3,809,240
                                           ----------     ----------    -----------     ----------     ----------     ----------
        Total increase in net assets....    4,693,295      1,639,181      8,172,651      3,906,640      4,153,422      3,809,240

NET ASSETS:
  Beginning of period...................    3,985,898      2,346,717      7,327,106      3,420,466      5,100,264      1,291,024
                                           ----------     ----------    -----------     ----------     ----------     ----------
  End of period(a)......................   $8,679,193     $3,985,898    $15,499,757     $7,327,106     $9,253,686     $5,100,264
                                           ==========     ==========    ===========     ==========     ==========     ==========
  (a) Including undistributed net
      investment income.................   $      449     $      139    $         4     $       --     $       --     $       --
                                           ==========     ==========    ===========     ==========     ==========     ==========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                      VAN KAMPEN
                                                                    EMERGING GROWTH
                                                              ---------------------------
                                                                  YEAR           YEAR
                                                                 ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss)............................  $   (17,490)   $     8,180
    Net realized loss on:
      Investments...........................................     (187,014)      (102,237)
    Net change in unrealized appreciation of Investments....    3,018,535        704,593
                                                              -----------    -----------
      Net increase in net assets resulting from
       operations...........................................    2,814,031        610,536
    Distributions to shareholders (Note 1):
      From net investment income............................         (481)        (7,882)
      Fund share transactions (Note 4)......................    3,361,948      3,014,043
                                                              -----------    -----------
        Total increase in net assets........................    6,175,497      3,616,697

NET ASSETS:
  Beginning of period.......................................    5,498,534      1,881,837
                                                              -----------    -----------
  End of period(a)..........................................  $11,674,032    $ 5,498,534
                                                              ===========    ===========
  (a) Including undistributed net investment income.........  $        --    $       298
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CREDIT SUISSE GROWTH AND INCOME
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR          PERIOD
                                                   ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1998           1997           1996          1995*
                                                ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period..........    $ 12.72         $11.04         $10.46         $10.00
                                                  -------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)......................       0.27           0.33           0.47           0.14
Net realized and unrealized gain..............       1.52           2.11           0.96           0.51
                                                  -------         ------         ------         ------
Total from investment operations..............       1.79           2.44           1.43           0.65
                                                  -------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.28)         (0.33)         (0.47)         (0.14)
Net realized gains............................      (0.34)         (0.43)         (0.38)            --
In excess of net realized gains...............         --             --             --          (0.05)
                                                  -------         ------         ------         ------
Total distributions to shareholders...........      (0.62)         (0.76)         (0.85)         (0.19)
                                                  -------         ------         ------         ------
Net asset value, end of period................    $ 13.89         $12.72         $11.04         $10.46
                                                  =======         ======         ======         ======
TOTAL RETURN..................................      14.16%         22.33%         13.82%          6.57%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3).............       0.81%          0.62%          0.49%          0.12%(4)
Net investment income to average net assets...       3.04%          2.87%          4.65%          6.99%(4)
Portfolio turnover rate.......................        151%           191%           217%            75%
Net assets, end of period (000's).............    $16,713         $7,388         $3,145         $2,136

---------------

 * The Credit Suisse Growth and Income Portfolio commenced operations on October 20, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, net investment income (loss) per share would have been $0.16, $0.10, $0.00 and $(0.06), respectively, for the Credit Suisse Growth and Income Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, the ratio of operating expenses to average net assets would have been 2.01%, 3.26%, 5.15% and 9.95%, respectively, for the Credit Suisse Growth and Income Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CREDIT SUISSE INTERNATIONAL EQUITY
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR          PERIOD
                                                   ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1998           1997           1996          1995*
                                                ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period..........     $10.35         $10.67         $10.33         $10.00
                                                   ------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)......................       0.06           0.08           0.15           0.06
Net realized and unrealized gain (loss).......      (0.15)          0.37           1.56           0.33
                                                   ------         ------         ------         ------
Total from investment operations..............      (0.09)          0.45           1.71           0.39
                                                   ------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.03)         (0.12)         (0.15)         (0.06)
In excess of net investment income............         --          (0.20)            --             --
Net realized gains............................         --          (0.45)         (0.24)            --
In excess of net realized gains...............         --             --          (0.98)            --
                                                   ------         ------         ------         ------
Total distributions to shareholders...........      (0.03)         (0.77)         (1.37)         (0.06)
                                                   ------         ------         ------         ------
Net asset value, end of period................     $10.23         $10.35         $10.67         $10.33
                                                   ======         ======         ======         ======
TOTAL RETURN..................................      (0.86)%         4.30%         16.50%          3.93%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3).............       0.94%          0.77%          0.60%          0.12%(4)
Net investment income to average net assets...       0.53%          0.71%          1.09%          2.89%(4)
Portfolio turnover rate.......................         61%             6%            79%             2%
Net assets, end of period (000's).............     $5,996         $4,310         $2,727         $2,083

---------------

 * The Credit Suisse International Equity Portfolio commenced operations on October 20, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, net investment loss per share would have been $(0.19), $(0.29), $(1.25) and $(0.18), respectively, for the Credit Suisse International Equity Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, the ratio of operating expenses to average net assets would have been 3.78%, 5.06%, 6.41% and 11.83%, respectively, for the Credit Suisse International Equity Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           ELITEVALUE
                                                           ------------------------------------------
                                                               YEAR           YEAR          PERIOD
                                                              ENDED          ENDED          ENDED
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               1998           1997          1996*
                                                           ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period.....................    $ 14.38         $12.32         $10.00
                                                             -------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1).................................       0.25           0.19           0.18
Net realized and unrealized gain.........................       0.72           2.39           2.48
                                                             -------         ------         ------
Total from investment operations.........................       0.97           2.58           2.66
                                                             -------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment loss......................................      (0.25)         (0.19)         (0.18)
Net realized gains.......................................      (0.15)         (0.33)         (0.16)
                                                             -------         ------         ------
Total distributions to shareholders......................      (0.40)         (0.52)         (0.34)
                                                             -------         ------         ------
Net asset value, end of period...........................    $ 14.95         $14.38         $12.32
                                                             =======         ======         ======
TOTAL RETURN.............................................       6.72%         21.08%         26.70%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)........................       0.71%          0.52%          0.36%(4)
Net investment income to average net assets..............       2.42%          1.58%          1.74%(4)
Portfolio turnover rate..................................         39%            29%            21%
Net assets, end of period (000's)........................    $20,620         $9,471         $2,307

---------------

 *  The EliteValue Portfolio commenced operations on January 2, 1996.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, net investment income (loss) per share would have been $0.17, $0.00 and $(0.54), respectively, for the EliteValue Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, the ratio of operating expenses to average net assets would have been 1.41%, 2.76% and 7.45%, respectively, for the EliteValue Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            SALOMON BROTHERS U.S. GOVERNMENT SECURITIES
                                                           ---------------------------------------------
                                                               YEAR            YEAR           PERIOD
                                                               ENDED           ENDED           ENDED
                                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                               1998            1997            1996*
                                                           -------------   -------------   -------------
NET ASSET VALUE
Net asset value, beginning of period.....................     $10.07          $ 9.79          $10.00
                                                              ------          ------          ------
INVESTMENT OPERATIONS
Net investment income(1).................................       0.52            0.57            0.53
Net realized and unrealized gain (loss)..................       0.22            0.28           (0.21)
                                                              ------          ------          ------
Total from investment operations.........................       0.74            0.85            0.32
                                                              ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................      (0.54)          (0.57)          (0.53)
Net realized gains.......................................      (0.04)             --              --
                                                              ------          ------          ------
Total distributions to shareholders......................      (0.58)          (0.57)          (0.53)
                                                              ------          ------          ------
Net asset value, end of period...........................     $10.23          $10.07          $ 9.79
                                                              ======          ======          ======
TOTAL RETURN.............................................       7.49%           8.89%           3.40%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)........................       0.53%           0.35%           0.22%(4)
Net investment income to average net assets..............       5.95%           6.25%           5.91%(4)
Portfolio turnover rate..................................         24%            615%            297%
Net assets, end of period (000's)........................     $8,679          $3,986          $2,347

 * The Salomon Brothers U.S. Government Securities Portfolio commenced operations on February 6, 1996.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, and December 31, 1996, net investment income per share would have been $0.40, $0.28 and $0.10, respectively, for the Salomon Brothers U.S. Government Securities Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, and December 31, 1996, the ratio of operating expenses to average net assets would have been 2.46%, 4.84% and 5.26%, respectively, for the Salomon Brothers U.S. Government Securities Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       STATE STREET GLOBAL ADVISORS GROWTH EQUITY
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR          PERIOD
                                                   ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1998           1997           1996          1995*
                                                ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period..........    $ 14.07         $11.85         $10.31         $10.00
                                                  -------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)......................       0.13           0.17           0.20           0.05
Net realized and unrealized gain..............       2.89           3.56           1.99           0.31
                                                  -------         ------         ------         ------
Total from investment operations..............       3.02           3.73           2.19           0.36
                                                  -------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.13)         (0.17)         (0.20)         (0.05)
Net realized gains............................      (0.39)         (1.34)         (0.45)            --
                                                  -------         ------         ------         ------
Total distributions to shareholders...........      (0.52)         (1.51)         (0.65)         (0.05)
                                                  -------         ------         ------         ------
Net asset value, end of period................    $ 16.57         $14.07         $11.85         $10.31
                                                  =======         ======         ======         ======
TOTAL RETURN..................................      21.60%         31.67%         21.36%          3.57%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3).............       0.66%          0.48%          0.39%          0.12%(4)
Net investment income to average net assets...       0.88%          1.34%          1.80%          2.46%(4)
Portfolio turnover rate.......................        140%           111%            89%             9%
Net assets, end of period (000's).............    $15,500         $7,327         $3,420         $2,073

 * The State Street Global Advisors Growth Equity Portfolio commenced operations on October 20, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31,1996 and December 31, 1995, the net investment loss per share would have been $(0.02), $(0.11), $(0.29) and $(0.15), respectively, for the State Street Global Advisor Growth Equity Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996 and December 31, 1995, the ratio of operating expenses to average net assets would have been 1.96%, 3.29%, 4.83% and 9.94%, respectively, for the State Street Global Advisor Growth Equity Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        STATE STREET GLOBAL ADVISORS MONEY MARKET
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR          PERIOD
                                                   ENDED          ENDED          ENDED          ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1998           1997           1996          1995*
                                                ------------   ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period..........     $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                   ------         ------         ------         ------
INVESTMENT OPERATIONS
Net investment income(1)......................       0.05           0.05           0.05           0.01
                                                   ------         ------         ------         ------
Total from investment operations..............       0.05           0.05           0.05           0.01
                                                   ------         ------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.05)         (0.05)         (0.05)         (0.01)
                                                   ------         ------         ------         ------
Total distributions to shareholders...........      (0.05)         (0.05)         (0.05)         (0.01)
                                                   ------         ------         ------         ------
Net asset value, end of period................     $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                   ======         ======         ======         ======
TOTAL RETURN..................................       5.23%          5.50%          5.19%          1.17%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3).............       0.49%          0.32%          0.29%          0.12%(4)
Net investment income to average net assets...       5.12%          5.41%          5.23%          5.25%(4)
Net assets, end of period (000's).............     $9,254         $5,100         $1,291         $  126

 * The State Street Global Advisors Money Market Portfolio commenced operations on October 10, 1995.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, net investment income (loss) per share would have been $0.04, $0.03, $(0.08) and $(0.35), respectively, for the State Street Global Advisors Money Market Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997, December 31, 1996, and December 31, 1995, the ratio of operating expenses to average net assets would have been 2.44%, 4.17%, 14.15% and 161.83%, respectively, for the State Street Global Advisors Money Market Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   VAN KAMPEN EMERGING GROWTH
                                                           ------------------------------------------
                                                               YEAR           YEAR          PERIOD
                                                              ENDED          ENDED          ENDED
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               1998           1997          1996*
                                                           ------------   ------------   ------------
NET ASSET VALUE
Net asset value, beginning of period.....................    $ 13.87         $11.54         $10.00
                                                             -------         ------         ------
INVESTMENT OPERATIONS
Net investment income (loss)(1)..........................      (0.03)          0.03           0.05
Net realized and unrealized gain.........................       5.21           2.33           1.86
                                                             -------         ------         ------
Total from investment operations.........................       5.18           2.36           1.91
                                                             -------         ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................         --          (0.03)         (0.05)
Net realized gains.......................................         --             --          (0.32)
                                                             -------         ------         ------
Total distributions to shareholders......................         --          (0.03)         (0.37)
                                                             -------         ------         ------
Net asset value, end of period...........................    $ 19.05         $13.87         $11.54
                                                             =======         ======         ======
TOTAL RETURN.............................................      37.43%         20.45%         19.06%(2)
RATIOS AND SUPPLEMENTAL DATA
Expenses to average net assets(3)........................       0.80%          0.62%          0.46%(4)
Net investment income (loss) to average net assets.......      (0.57)%         0.23%          0.40%(4)
Portfolio turnover rate..................................        107%           107%           154%
Net assets, end of period (000's)........................    $11,674         $5,499         $1,882

 * The Van Kampen Emerging Growth Portfolio commenced operations on January 2, 1996.

(1) Net investment income is after waiver of fees and reimbursement of certain expenses by the Investment Adviser, the Sub-administrator and American General Annuity Insurance Company, an affiliate of the Adviser (see Note 2 to the financial statements). If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, net investment loss per share would have been $(0.26), $(0.42) and $(1.29), respectively, for the Van Kampen Emerging Growth Portfolio.

(2) Total return represents aggregate total return for the period indicated and is not annualized.

(3) If the Investment Adviser and the Sub-administrator had not waived fees and American General Annuity Insurance Company had not reimbursed expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996, the ratio of operating expenses to average net assets would have been 2.64%, 5.65% and 11.22%, respectively, for the Van Kampen Emerging Growth Portfolio.

(4) Annualized.

    The accompanying notes are an integral part of the financial statements

                                AGA SERIES TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

     AGA Series Trust, formerly WNL Series Trust, (the "Trust") is an open-end, diversified series management investment company established as a Massachusetts business trust under a Declaration of Trust dated December 12, 1994, as amended April 19, 1995 and May 1, 1998. The Trust currently offers shares of beneficial interest in seven series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. The Portfolios are: Credit Suisse Growth and Income Portfolio, formerly BEA Growth and Income Portfolio, (the "Growth and Income Portfolio"), Credit Suisse International Equity Portfolio (the "International Equity Portfolio"), EliteValue Portfolio, Salomon Brothers U.S. Government Securities Portfolio (the "U.S. Government Securities Portfolio"), State Street Global Advisors Growth Equity Portfolio, formerly Global Advisors Growth Equity Portfolio, (the "Growth Equity Portfolio"), State Street Global Advisors Money Market Portfolio, formerly Global Advisors Money Market Portfolio, (the "Money Market Portfolio"), and Van Kampen Emerging Growth Portfolio, formerly Van Kampen American Capital Emerging Growth Portfolio, (the "Emerging Growth Portfolio"). The Portfolios are currently available to the public only through variable annuity contracts ("VA Contracts") issued by American General Annuity Insurance Company, formerly Western National Life Insurance Company, (the "Life Company"), an indirect wholly-owned subsidiary of American General Corporation.

1. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in accordance with generally accepted accounting principles.

     (a) VALUATION OF SECURITIES -- All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service approved by the Trustees. Other foreign securities will be valued by the Trust's custodian. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees.

     The Money Market Portfolio values all securities using the amortized cost method which approximates market value. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant amortization or accretion to maturity of any discount or premium.

     (b) REPURCHASE AGREEMENTS -- A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than a week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price. The collateral for such agreements will be held by the Portfolio's custodian. The Portfolio will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Trust's Board of Trustees. The seller under a repurchase agreement would be required to maintain the value of the collateral subject to the repurchase agreement at not less than the repurchase price. Default by the seller would expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

underlying collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Portfolio may be delayed or limited in its ability to sell the collateral.

     (c) WHEN ISSUED TRANSACTIONS -- The Portfolio may enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, although a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it is deemed appropriate to do so. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

     (d) DOLLAR ROLL TRANSACTIONS -- Certain Portfolios seeking a high level of current income may enter into dollar rolls in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar but not identical, securities on a specified future date through a TBA purchase commitment. The proceeds of the initial sale of securities in such transaction may be used to purchase long-term securities which will be held during the dollar roll period. During the roll period the Portfolio foregoes principal and interest paid on the security sold at the beginning of the roll period. The Portfolio may be compensated by; (a) the difference between the current sale price and the forward price for the future purchase plus the interest earned on the cash proceeds of the initial sale; or (b) a set fee determined at the time the transaction is entered into; or (c) a combination of these two methods. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

     (e) TBA PURCHASE COMMITMENTS -- Certain Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Securities" above. The Portfolio may dispose of the commitment prior to settlement if the Advisor deems it appropriate to do so.

     (f) FOREIGN INVESTMENTS -- Certain Portfolios may invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange control or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies.

     (g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Certain Portfolios may engage in forward foreign currency exchange contracts ("forward contracts"). Portfolios may enter into forward contracts to convert U.S. Dollars to and from different foreign currencies. A Portfolio can either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in the market value is recorded by the Portfolio as an

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     A forward contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date. The Portfolio maintains with its custodian, in a segregated account, high-grade liquid assets in an amount at least equal to its obligations under each contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Portfolio may enter into forward contracts for hedging purposes as well as for non-hedging purposes. Transactions are entered into for hedging purposes in an attempt to protect against changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

     A Portfolio may enter into forward contracts for other than hedging purposes which present greater profit potential but also involves increased risk.

     (h) FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. The eligible Portfolios do not isolate that portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such changes and fluctuations are included with net realized and unrealized gain or loss from investments. Foreign exchange gain (loss) is treated as ordinary income for federal income tax purposes to the extent constituting "Section 988 Transactions" pursuant to the Internal Revenue Code, including currency gains (losses) related to the sale of debt securities, forward foreign currency exchange contracts, payments of liabilities, and collections of receivables.

     (i) FUTURES CONTRACTS -- Certain Portfolios may enter into futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed.

     The use of futures contracts as a hedging device involves several risks. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

     (j) SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-date.

     (k) EXPENSE ALLOCATION -- Expenses with respect to any two or more Portfolios may be allocated in proportion to the net assets of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     (l) DIVIDENDS AND DISTRIBUTIONS -- The Money Market Portfolio will declare a dividend of its net ordinary income daily and distribute such dividends monthly. Each of the other Portfolios will declare and

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

distribute dividends from net ordinary income quarterly and will distribute its net realized capital gains, if any, at least annually.

     Income dividends and capital gain distributions are determined in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, timing differences and differing characterization of distributions made by the Portfolios. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

     (m) FEDERAL INCOME TAXES -- Each Portfolio of the Trust intends to qualify and elects to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate account of the Life Company which holds its shares.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under an Investment Advisory Agreement (the "Agreement"), AGA Investment Advisory Services, Inc., formerly WNL Investment Advisory Services, Inc., (the "Adviser"), an indirect wholly-owned subsidiary of American General Corporation, manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees. Under the Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and to implement those decisions. The Agreement also provides that the Adviser shall provide such services required for effective administration of the Trust.

     As full compensation for its services under the Agreement, the Trust will pay the Adviser a monthly fee at the following rates based on the average daily net assets of each Portfolio:

Credit Suisse Growth and Income.............................  0.75%
Credit Suisse International Equity..........................  0.90%
EliteValue..................................................  0.65%
Salomon Brothers U.S. Government Securities.................  0.475%
State Street Global Advisors Growth Equity..................  0.61%
State Street Global Advisors Money Market...................  0.45%
Van Kampen Emerging Growth..................................  0.75%

     Through April 30, 1998 the Adviser waived that portion of its advisory fee in excess of the amount payable by the Adviser to each Sub-adviser pursuant to the respective sub-advisory agreements for each Portfolio. Beginning on May 1, 1998 the advisory fees are being charged to each Portfolios as shown in table above.

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

     The Adviser pays each Sub-adviser the following fees:

Credit Suisse Growth and Income.............................       0.50%
Credit Suisse International Equity..........................       0.65%
EliteValue..................................................       0.40%
Salomon Brothers U.S. Government Securities.................       0.225%
State Street Global Advisors Growth Equity..................       0.36%
State Street Global Advisors Money Market...................       0.20%
Van Kampen Emerging Growth..................................       0.50%

     In addition, the Life Company, an affiliate of the Adviser, has undertaken to bear until May 1, 1999 all operating expenses of each Portfolio, excluding the compensation of the Adviser, that exceed 0.12% of each Portfolio's average daily net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Trust.

     In accordance with each Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, each Portfolio's Sub-adviser is responsible for the day-to-day investment management of the Portfolio, to make investment decisions for the Portfolio and to place orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-advisory Agreements. The Sub-advisers to the Portfolios are: Credit Suisse Asset Management, formerly BEA Associates, for the Growth and Income Portfolio; Credit Suisse Asset Management, Ltd. for the International Equity Portfolio; OpCap Advisors for the EliteValue Portfolio; Salomon Brothers Asset Management Inc. for the U.S. Government Securities Portfolio; State Street Global Advisors for the Growth Equity and Money Market Portfolios; and Van Kampen Asset Management Inc. for the Emerging Growth Portfolio.

     The Trust's Sub-administrator, custodian, transfer and dividend-paying agent is State Street Bank and Trust Company.

     For the year ended December 31, 1998, the Adviser waived advisory fees and the Life Company reimbursed operating expenses as follows:

                                                        ADVISORY
                                                          FEES      EXPENSES
                                                         WAIVED    REIMBURSED    TOTAL
                                                        --------   ----------   --------
Credit Suisse Growth and Income.......................   $6,992     $129,265    $136,257
Credit Suisse International Equity....................    3,842      142,666     146,508
EliteValue............................................    9,231       93,918     103,149
Salomon Brothers U.S. Government Securities...........    3,584      103,417     107,001
State Street Global Advisors Growth Equity............    6,950      130,500     137,450
State Street Global Advisors Money Market.............    4,461      102,412     106,873
Van Kampen Emerging Growth............................    5,221      134,825     140,046

     AGA Brokerage Services, Inc., formerly WNL Brokerage Services, Inc., an indirect wholly-owned subsidiary of American General Corporation, is the distributor and underwriter of the VA Contracts. Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-adviser receives an annual fee of $7,500 and an additional fee of $750 for each Trustees' meeting attended. In addition, disinterested Trustees who are members of any Board committees will receive a separate $750 fee for attendance at any committee meeting that is held on a day on which no Board meeting is held.

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

3. SECURITIES TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1998 were as follows:

                                                           U.S.                       PROCEEDS FROM
                                                        GOVERNMENT   PROCEEDS FROM   U.S. GOVERNMENT
                                           PURCHASES    PURCHASES        SALES            SALES
                                          -----------   ----------   -------------   ---------------
Credit Suisse Growth and Income.........  $ 9,049,134   $7,948,695    $ 7,295,352      $7,570,270
Credit Suisse International Equity......    4,381,274           --      2,736,485              --
EliteValue..............................   11,726,391      510,430      4,167,588         178,783
Salomon Brothers U.S. Government
  Securities............................      118,045    3,581,380             --       1,144,543
State Street Global Advisors Growth
  Equity................................   19,283,192      138,536     13,359,264         228,203
State Street Global Advisors Money
  Market................................           --           --             --              --
Van Kampen Emerging Growth..............   10,192,545       35,218      6,849,316          32,863

4. SHARES OF BENEFICIAL INTEREST

     The Trust has an unlimited authorized number of shares of beneficial interest with a par value of $0.01. The tables below summarize transactions in Trust shares.

                   CREDIT SUISSE GROWTH AND INCOME PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   792,134   $10,722,666    364,640   $ 4,535,552
Capital stock issued upon reinvestment of
  dividends and distributions.................    46,708       644,316     30,006       376,771
Capital stock redeemed........................  (216,635)   (2,934,678)   (98,914)   (1,251,232)
                                                --------   -----------   --------   -----------
          Net increase........................   622,207   $ 8,432,304    295,732   $ 3,661,091
                                                ========   ===========   ========   ===========

                  CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   272,097   $ 2,783,727    177,329   $ 2,089,267
Capital stock issued upon reinvestment of
  dividends and distributions.................     1,499        16,424     28,680       300,498
Capital stock redeemed........................  (103,928)   (1,053,158)   (45,050)     (532,186)
                                                --------   -----------   --------   -----------
          Net increase........................   169,668   $ 1,746,993    160,959   $ 1,857,579
                                                ========   ===========   ========   ===========

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

                              ELITEVALUE PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   989,195   $14,792,557    562,538   $ 7,853,515
Capital stock issued upon reinvestment of
  dividends and distributions.................    29,857       448,216     21,013       300,551
Capital stock redeemed........................  (298,572)   (4,382,494)  (112,176)   (1,599,850)
                                                --------   -----------   --------   -----------
          Net increase........................   720,480   $10,858,279    471,375   $ 6,554,216
                                                ========   ===========   ========   ===========

             SALOMON BROTHERS U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   589,383   $ 6,067,048    167,218   $ 1,688,562
Capital stock issued upon reinvestment of
  dividends and distributions.................    33,449       341,645     16,187       160,062
Capital stock redeemed........................  (170,600)   (1,757,093)   (27,188)     (271,281)
                                                --------   -----------   --------   -----------
          Net increase........................   452,232   $ 4,651,600    156,217   $ 1,577,343
                                                ========   ===========   ========   ===========

              STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   544,056   $ 8,356,169    239,753   $ 3,380,388
Capital stock issued upon reinvestment of
  dividends and distributions.................    27,475       449,775     50,305       706,482
Capital stock redeemed........................  (157,065)   (2,387,446)   (57,888)     (842,461)
                                                --------   -----------   --------   -----------
          Net increase........................   414,466   $ 6,418,498    232,170   $ 3,244,409
                                                ========   ===========   ========   ===========

              STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO

                                                     YEAR ENDED                   YEAR ENDED
                                                 DECEMBER 31, 1998            DECEMBER 31, 1997
                                               SHARES         AMOUNT        SHARES         AMOUNT
Capital stock sold.........................   46,307,126   $ 46,307,126    27,649,529   $ 27,649,529
Capital stock issued upon reinvestment of
  dividends and distributions..............      275,567        275,567       159,789        159,789
Capital stock redeemed.....................  (42,429,271)   (42,429,271)  (24,000,078)   (24,000,078)
                                             -----------   ------------   -----------   ------------
          Net increase.....................    4,153,422   $  4,153,422     3,809,240   $  3,809,240
                                             ===========   ============   ===========   ============

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

                      VAN KAMPEN EMERGING GROWTH PORTFOLIO

                                                      YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                                 SHARES      AMOUNT       SHARES      AMOUNT
Capital stock sold............................   357,277   $ 5,569,032    387,792   $ 4,961,448
Capital stock issued upon reinvestment of
  dividends and distributions.................        30           481        617         7,882
Capital stock redeemed........................  (141,146)   (2,207,565)  (154,969)   (1,955,287)
                                                --------   -----------   --------   -----------
          Net increase........................   216,161   $ 3,361,948    233,440   $ 3,014,043
                                                ========   ===========   ========   ===========

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     At December 31, 1998, the outstanding forward foreign currency exchange contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

  Credit Suisse International Equity Portfolio

                        U.S. DOLLAR
                         PRICE ON     U.S. DOLLAR
CURRENCY   SETTLEMENT   ORIGINATION     CURRENT       UNREALIZED
  SOLD        DATE         DATE          VALUE      (DEPRECIATION)
--------   ----------   -----------   -----------   --------------
FRF        2/25/1999     $133,655      $136,616        $ (2,961)
JPY        3/09/1999      554,135       580,199         (26,064)
NLG        2/25/1999      120,549       123,285          (2,736)
                         $808,339      $840,100        $(31,761)
                         --------      --------        --------

7. TAX INFORMATION

     For Federal income tax purposes capital loss carryforwards (exclusive of certain capital losses incurred after October 31) of $84,949 and $254,219 is available to the extent provided by regulations to offset future realized capital gains of the Van Kampen Emerging Growth Portfolio. These losses will expire in 2005 and 2006, respectively. In addition, $317,406 is available to the extent provided by regulations to offset future realized capital gains of Credit Suisse International Equity Portfolio and this loss expires in 2006.

     Additionally, certain capital losses incurred after October 31, within the taxable year, are deemed to arise on the first business day of the Portfolio's next taxable year. During the year ended December 31, 1998, the Credit Suisse International Equity Portfolio elected to defer a net capital loss of $4,727.

8. SUBSEQUENT EVENT

     On January 6, 1999, Salomon Brothers Asset Management Inc., notified the Adviser of the termination of their Sub-Advisory relationship as of March 8, 1999.

                                AGA SERIES TRUST

                               DECEMBER 31, 1998

9. YEAR 2000 RISK (UNAUDITED)

     Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems of the Adviser and the sub-advisers and other service providers, over which the Trust may have no control, do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses. The Adviser is also seeking assurances that its sub-advisers and other service providers are taking similar steps as well. However, it is impossible to know exactly how the Year 2000 Problem will affect the administration of the Trust, performance of the Trust's portfolios or securities markets in general.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Contract Owners of
AGA Series Trust

     We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of AGA Series Trust (comprising, respectively, the Credit Suisse Growth and Income, Credit Suisse International Equity, EliteValue, Salomon Brothers U.S. Government Securities, State Street Global Advisors Growth Equity, State Street Global Advisors Money Market, and Van Kampen Emerging Growth Portfolios) as of December 31, 1998, the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of AGA Series Trust management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit. The statements of changes in net assets of AGA Series Trust for the year ended December 31, 1997 and the financial highlights for each of the three years in the period ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998 expressed an unqualified opinion on these financial statements and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers or by other appropriated auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AGA Series Trust at December 31, 1998, the results of their operations, the changes in their net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 5, 1999

                                AGA SERIES TRUST

                        PROXY VOTING RESULTS (UNAUDITED)

     The following proposal was voted upon at a special meeting of shareholders on April 16, 1998. The results were as shown below.

PROPOSAL 1.

     To approve a new Sub-Advisory Agreement between Salomon Brothers Asset Management, Inc., AGA Investment Advisory Services, Inc. and AGA Series Trust.

                                                                FOR     AGAINST   ABSTAIN
                                                              -------   -------   -------
Record Date Shares (429,327)
Salomon Brothers U.S. Government Securities Portfolio.......  311,976   20,209    97,142

AMERICAN GENERAL ANNUITY INSURANCE COMPANY                   ----------------
VARIABLE ANNUITY SERVICE CENTER
                                                                 BULK RATE
205 E. 10TH AVENUE                                             U.S. POSTAGE
AMARILLO, TEXAS 79101                                              PAID
                                                              Permit No. 6748
                                                              Houston, Texas
                                                                   VALIC
                                                             ----------------
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VER 12/31/98                                                Recycled Paper  LOGO